      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 4, 2000

                                                       REGISTRATION NOS. 2-82976
                                                                        811-3712
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO.                         / /


                       POST-EFFECTIVE AMENDMENT NO. 28                       /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                               AMENDMENT NO. 31                              /X/

                        (Check appropriate box or boxes)
                            ------------------------

                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.
               (Exact name of registrant as specified in charter)

                             GATEWAY CENTER THREE,
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7521
                             DEBORAH A. DOCS, ESQ.
                             GATEWAY CENTER THREE,
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                      DATE OF THE REGISTRATION STATEMENT.

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):


             /X/ immediately upon filing pursuant to paragraph (b)
             / / on (date) pursuant to paragraph (b)
             / / 60 days after filing pursuant to paragraph (a)(1)
             / / on (date) pursuant to paragraph (a)(1)
             / / 75 days after filing pursuant to paragraph (a)(2)
             / / on       pursuant to paragraph (a)(2) of Rule 485.
                 If appropriate, check the following box:
             / / This post-effective amendment designates a new
                 effective date for a previously filed
                 post-effective amendment.


Title of Securities Being
Registered...............    Shares of Common Stock, par value $.01 per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                        PROSPECTUS   May 4, 2000



   PRUDENTIAL
   GOVERNMENT INCOME FUND, INC.


     FUND TYPE Government securities

     INVESTMENT OBJECTIVE High current return

                         [GRAPHIC -- BUILD ON THE ROCK]


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


                                                               [PRUDENTIAL LOGO]

TABLE OF CONTENTS
-------------------------------------


1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
2       Evaluating Performance
3       Fees and Expenses

5       HOW THE FUND INVESTS
5       Investment Objective and Policies
7       Other Investments and Strategies
11      Investment Risks

16      HOW THE FUND IS MANAGED
16      Board of Directors
16      Manager
16      Investment Adviser
18      Distributor

19      FUND DISTRIBUTIONS AND TAX ISSUES
19      Distributions
20      Tax Issues
21      If You Sell or Exchange Your Shares

23      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
23      How to Buy Shares
31      How to Sell Your Shares
35      How to Exchange Your Shares
36      Telephone Redemptions or Exchanges

38      FINANCIAL HIGHLIGHTS
38      Class A Shares
39      Class B Shares
40      Class C Shares
41      Class Z Shares

44      THE PRUDENTIAL MUTUAL FUND FAMILY

        FOR MORE INFORMATION (Back Cover)


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     PRUDENTIAL GOVERNMENT INCOME FUND, INC.  [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the PRUDENTIAL GOVERNMENT INCOME FUND, INC. which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is HIGH CURRENT RETURN. We normally invest at least 65% of the Fund's total assets in U.S. Government securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury, and obligations, including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities. We may also engage in active trading. While we make every effort to achieve our objective, we can't guarantee success.
    The investment adviser has a team of fixed-income professionals, including credit analysts and traders, with experience in many sectors of the U.S. and foreign fixed-income securities markets. In deciding which portfolio securities to buy and sell, the investment adviser will consider economic conditions and interest rate fundamentals. The investment adviser will also evaluate individual issues within each bond sector based upon their relative investment merit and will consider factors such as yield and potential for price appreciation, as well as credit quality, maturity and risk.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The debt obligations in which the Fund invests are subject to the risk of losing value because interest rates change or there is a lack of confidence in the borrower. In addition, these securities may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due. Mortgage-related securities are also subject to prepayment risk, which means that if they are prepaid, the Fund may have to replace them with lower-yielding securities.


    The Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.

    Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.


ANNUAL RETURNS* (CLASS B SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990   7.07%
1991  14.32%
1992   5.83%
1993   6.90%
1994  -4.76%
1995  19.01%
1996   0.81%
1997   8.56%
1998   8.02%
1999  -3.60%

BEST QUARTER: 6.49% (2nd quarter of 1995)
WORST QUARTER: -3.45% (1st quarter of 1994)

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO.


  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)



                                1 YR   5 YRS  10 YRS     SINCE INCEPTION
  Class A shares                (7.03)% 6.09%   N/A   6.47% (since 1-22-90)
  Class B shares                (8.60)% 6.13% 5.99%   6.95% (since 4-22-85)
  Class C shares                (5.49)% 6.16%   N/A   5.34% (since 8-1-94)
  Class Z shares                (2.93)%   N/A   N/A   4.65% (since 3-4-96)
  Lehman Bros. Government Bond
   Index(2)                     (2.23)% 7.44% 7.48%            N/A
  Lipper Average(3)             (3.02)% 6.50% 6.63%            N/A



1 THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A,
     CLASS B, AND CLASS C SHARES, THE RETURNS WOULD HAVE BEEN LOWER.
2 THE LEHMAN BROTHERS GOVERNMENT BOND INDEX (GOV'T BOND INDEX) -- AN UNMANAGED INDEX OF SECURITIES ISSUED OR BACKED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES WITH BETWEEN ONE AND THIRTY YEARS REMAINING TO MATURITY -- GIVES A BROAD LOOK AT HOW U.S. GOVERNMENT BONDS WITH SUCH MATURITIES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. GOV'T BOND INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 108.70% FOR CLASS A, 242.76% FOR CLASS B, 41.64% FOR CLASS C AND 22.72% FOR CLASS Z SHARES. SOURCE: LEHMAN BROTHERS.
3 THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER GENERAL U.S. GOVERNMENT BOND FUND CATEGORY. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 93.23% FOR CLASS A, 190.44% FOR CLASS B, 35.24% FOR CLASS C AND 18.42% FOR CLASS Z SHARES. SOURCE: LIPPER INC.

-------------------------------------------------------------------
2  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                 [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund--Class A, B, C and Z. Each share class has different sales charges-- known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                CLASS A  CLASS B  CLASS C  CLASS Z
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                           4%     None       1%     None
  Maximum deferred sales
   charge (load) (as a
   percentage of the lower of
   original purchase price or
   sale proceeds)                 None    5%(2)    1%(3)     None
  Maximum sales charge (load)
   imposed on reinvested
   dividends and other
   distributions                  None     None     None     None
  Redemption fees                 None     None     None     None
  Exchange fee                    None     None     None     None


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)



                                CLASS A  CLASS B  CLASS C  CLASS Z
  Management fees                 .50%      .50%    .50%     .50%
  + Distribution and service
   (12b-1) fees(4)                .30%     1.00%   1.00%     None
  + Other expenses                .19%      .19%    .19%     .19%
  = Total annual Fund
   operating expenses             .99%     1.69%   1.69%     .69%
  - Fee waiver or expense
   reimbursement(4)               .05%     .175%    .25%     None
  = NET ANNUAL FUND OPERATING
   EXPENSES                       .94%     1.52%   1.44%     .69%



1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
2 THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
4 FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2001, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A, CLASS B AND CLASS C SHARES TO .25 OF 1%, .825 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE

This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.


    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A, Class B and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                1 YR  3 YRS  5 YRS   10 YRS
  Class A shares                $492   $698    $921  $1,560
  Class B shares                $654   $816  $1,001  $1,710
  Class C shares                $345   $603    $985  $2,057
  Class Z shares                 $70   $221    $384    $859


You would pay the following expenses on the same investment if you did not sell your shares:


                                1 YR  3 YRS  5 YRS  10 YRS
  Class A shares                $492   $698   $921  $1,560
  Class B shares                $154   $516   $901  $1,710
  Class C shares                $245   $603   $985  $2,057
  Class Z shares                 $70   $221   $384    $859


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4  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                 [LOGO] (800) 225-1852

HOW THE FUND INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is HIGH CURRENT RETURN. While we make every effort to achieve our objective, we can't guarantee success.


    The Fund seeks to achieve its objective by investing under normal market conditions at least 65% of its total assets in U.S. GOVERNMENT SECURITIES. These include DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities are all backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not.

    The Fund may also acquire U.S. Government securities in the form of custodial receipts that show ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes or bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as TREASURY STRIPS.

    The Fund may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government. These include obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"), the Farmers Home Administration and the Export-Import Bank. Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae"), the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"), the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt obligations.


    The Fund has no limitations with respect to the maturities of portfolio securities in which it may invest.


    The Fund invests in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. governmental entities. The Fund may also invest in privately issued MORTGAGE-RELATED SECURITIES. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government or its agencies

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------


include FNMAs, GNMAs and FHLMCs. The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities. Privately issued mortgage-related securities are not guaranteed by U.S. governmental entities and generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.


    Mortgage pass-through securities include collateralized mortgage obligations, real estate mortgage investment conduits, multi-class pass-through securities, stripped mortgage-backed securities and balloon payment mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A REAL ESTATE MORTGAGE INVESTMENT CONDUIT (REMIC) is a security issued by a U.S. Government agency or private issuer and secured by real property. REMICs consist of classes of regular interest, some of which may be adjustable rate, and a single class of residual interests. The Fund does not intend to invest in residual interests. A MULTI-CLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A STRIPPED MORTGAGE-BACKED SECURITY (MBS STRIP) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. The Fund may also invest in BALLOON PAYMENT MORTGAGE-BACKED SECURITIES, which are amortizing mortgage securities offering payments of principal and interest, the last payment of which is predominantly principal.


    The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments

-------------------------------------------------------------------
6  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                 [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------


can be expected to decelerate, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.


    The Fund may also engage in ACTIVE TRADING--that is, frequent trading of its securities--in order to take advantage of new investment opportunities or yield differentials. There may be tax consequences, such as a possible increase in short-term capital gains or losses, when the Fund sells a security without regard to how long it has held the security. In addition, active trading may result in greater transaction costs, which will reduce the Fund's return.

    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies of the Fund that are not fundamental.


OTHER INVESTMENTS AND STRATEGIES


In addition to the principal strategies, we also may use the following investment strategies to increase the Fund's returns or protect its assets if market conditions warrant.



ASSET-BACKED SECURITIES


The Fund may invest up to 20% of the Fund's total assets in PRIVATELY-ISSUED ASSET-BACKED SECURITIES. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables.



FOREIGN BANK OBLIGATIONS

The Fund may invest in OBLIGATIONS OF FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS only if, after making that investment, all such investments would make up less than 10% of the Fund's total assets (determined at the time of investment).
--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------


    The Fund may invest in OBLIGATIONS OF THE INTERNATIONAL BANK FOR RECONSTRUCTION AND DEVELOPMENT (THE WORLD BANK). Obligations of the World Bank are supported by appropriated but unpaid commitments of its member countries, including the U.S., and there is no assurance these commitments will be undertaken or met in the future.



FIXED AND ADJUSTABLE RATE DEBT SECURITIES


The Fund is permitted to invest in both fixed and adjustable rate debt securities. FIXED RATE DEBT SECURITIES are securities that have an interest rate that is set at the time the security is issued. ADJUSTABLE RATE DEBT SECURITES are securities that have an interest rate that is adjusted based on the market rate at a specified period. The value of adjustable rate debt securities will, like other debt securities, generally vary inversely with changes in prevailing interest rates. The value of adjustable rate debt securities is unlikely to rise in periods of declining interest rates to the same extent as fixed rate instruments. In periods of rising interest rates, changes in the coupon will lag behind changes in the market rate, resulting in a lower net asset value until the coupon resets to market rates.


    The debt obligations in which the Fund may invest are rated at least A by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, are deemed to be of comparable credit quality by the Fund's investment adviser.



REPURCHASE AND REVERSE REPURCHASE AGREEMENTS


The Fund may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Fund to the other party which creates a fixed return for the Fund. Repurchase agreements are used for cash management purposes.


    The Fund may use REVERSE REPURCHASE AGREEMENTS, where the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.



MONEY MARKET INSTRUMENTS


The Fund may, under normal circumstances, invest up to 20% of its total assets in high-quality MONEY MARKET INSTRUMENTS, including commercial paper of domestic companies, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks. Investments in money market instruments for coverage purposes will be excluded in calculating

-------------------------------------------------------------------
8  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                 [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------


the 20%. The Fund will only purchase money market instruments that are in one of the two highest quality grades of a major rating service or that we determine are of comparable equality.



TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's total assets in high-quality money market instruments, cash, repurchase agreements or U.S. Government securities. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets.



DERIVATIVE STRATEGIES


We may use various DERIVATIVE STRATEGIES to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. Derivatives--such as futures contracts, including interest rate futures contracts and Eurodollar instruments, options, including straddles, options on futures, and interest rate swaps--involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, currency, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match the Fund's underlying holdings.



OPTIONS


The Fund may buy and sell call or put options on U.S. Government securities traded on U.S. securities exchanges or in the over-the-counter market. An OPTION is the right to buy or sell a security in exchange for a premium. The Fund will sell only covered options.


    The Fund may use straddles. A STRADDLE is a combination of a call and a put written on the same security at the same exercise price. The Fund's use of straddles will not exceed 5% of its net assets.

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------


FUTURES CONTRACTS AND RELATED OPTIONS


The Fund may purchase and sell financial futures contracts and related options on financial futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund may invest up to 5% of its total assets for initial margin deposits on existing futures and options on futures and for premiums paid for these types of options.


    The Fund may invest in Eurodollar instruments. EURODOLLAR INSTRUMENTS are essentially U.S. dollar-denominated futures contracts linked to the London Interbank Offered Rate (LIBOR). Eurodollar instruments enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.



INTEREST RATE SWAP TRANSACTIONS


The Fund may enter into INTEREST RATE SWAP TRANSACTIONS. In a swap transaction, the Fund and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.



DOLLAR ROLLS


The Fund may enter into DOLLAR ROLLS in which the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.



WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES


The Fund may purchase money market obligations on a WHEN-ISSUED or DELAYED-DELIVERY basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.



ZERO COUPON BONDS

The Fund may invest up to 5% of its total assets in zero coupon U.S. Government securities. ZERO COUPON BONDS do not pay interest during the
-------------------------------------------------------------------
10  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

life of the security. An investor makes money by purchasing the security at a price that is less than the money the investor will receive when the borrower repays the amount borrowed (face value).

    The Fund records the amount zero coupon bonds rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because the Fund is required under federal tax laws to distribute income to its shareholders, in certain circumstances, the Fund may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income.



SHORT SALES AGAINST-THE-BOX


The Fund may use SHORT SALES AGAINST-THE-BOX. In a short sale "against the box," the Fund owns or has the right to acquire the security at no additional cost through conversion or exchange of other securities it owns. The Fund may engage in such short sales only to the extent that not more than 10% of the Fund's net assets (as determined at the time of the short sale) are held as collateral for such sales.



    For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."



ADDITIONAL STRATEGIES


The Fund also follows certain policies when it LENDS ITS SECURITIES to others (the Fund may lend up to 30% of the value of its total assets); BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE


% OF FUND'S TOTAL ASSETS     RISKS                       POTENTIAL REWARDS
---------------------------------------------------------------------------------
  U.S. GOVERNMENT            -- Credit risk--the risk    -- Regular interest
  SECURITIES                     that the borrower            income
                                 can't pay back the      -- Generally more secure
  UP TO 100%; AT LEAST           money borrowed or           than lower quality
  65%                            make interest               debt securities and
                                 payments (relatively        equity securities
                                 low for U.S.            -- The U.S. Government
                                 Government                  guarantees interest
                                 securities)                 and principal
                             -- Market risk--the risk        payments on certain
                                 that obligations            U.S. Government
                                 will lose value in          securities
                                 the market because      -- May preserve the
                                 interest rates rise         Fund's assets
                                 or there is a lack
                                 of confidence in the
                                 borrower
                             -- Not all U.S.
                                 Government
                                 securities are
                                 insured or
                                 guaranteed by the
                                 U.S.
                                 Government--some are
                                 backed by the
                                 issuing agency
---------------------------------------------------------------------------------
  MORTGAGE-RELATED           -- Prepayment risk--the     -- Regular interest
  SECURITIES                     risk that the                income
                                 underlying mortgages    -- The U.S. Government
  PERCENTAGE VARIES; UP          may be pre-paid,            guarantees interest
  TO 100% IN U.S.                partially or                and principal
  GOVERNMENT BACKED              completely,                 payments on certain
                                 generally during            securities
                                 periods of falling      -- May benefit from
                                 interest rates,             security interest in
                                 which could                 real estate
                                 adversely affect            collateral
                                 yield to maturity       -- Pass-through
                                 and could require           instruments provide
                                 the Fund to reinvest        greater
                                 in lower-yielding           diversification than
                                 securities                  direct ownership of
                             -- Credit risk--the risk        loans
                                 that the underlying
                                 mortgages will not
                                 be paid by debtors
                                 or by credit
                                 insurers or
                                 guarantors of such
                                 instruments. Some
                                 private mortgage
                                 securities are
                                 unsecured or secured
                                 by lower-rated
                                 insurers or
                                 guarantors and thus
                                 may involve greater
                                 risk
                             -- See market risk
---------------------------------------------------------------------------------


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12  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------


  INVESTMENT TYPE (CONT'D)



% OF FUND'S TOTAL ASSETS     RISKS                       POTENTIAL REWARDS
---------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES    -- The security interest    -- Regular interest
                                  in the underlying           income
  UP TO 20%                      collateral may not      -- Prepayment risk is
                                 be as great as with         generally lower than
                                 mortgage-related            with
                                 securities                  mortgage-related
                             -- Credit risk--the risk        securities
                                 that the underlying     -- Pass-through
                                 receivables will not        instruments provide
                                 be paid by debtors          greater
                                 or by credit                diversification than
                                 insurers or                 direct ownership of
                                 guarantors of such          loans
                                 instruments. Some
                                 asset-backed
                                 securities are
                                 unsecured or secured
                                 by lower-rated
                                 insurers or
                                 guarantors and thus
                                 may involve greater
                                 risk
                             -- See market risk and
                                 prepayment risk
---------------------------------------------------------------------------------
  DERIVATIVES                -- Derivatives such as      -- The Fund could make
                                 futures, options,           money and protect
  PERCENTAGE VARIES              options on futures          against losses if
                                 and interest rate           the investment
                                 swaps that are used         analysis proves
                                 for hedging purposes        correct
                                 may not fully offset    -- One way to manage the
                                 the underlying              Fund's risk/return
                                 positions and this          balance is to lock
                                 could result in             in the value of an
                                 losses to the Fund          investment ahead of
                                 that would not have         time
                                 otherwise occurred      -- Derivatives used for
                             -- Derivatives used for         return enhancement
                                  risk management may        purposes involve a
                                 not have the                type of leverage and
                                 intended effects and        could generate
                                 may result in losses        substantial gains at
                                 or missed                   low cost
                                 opportunities
                             -- The other party to a
                                 derivatives contract
                                 could default
                             -- Certain types of
                                 derivatives
                                 involve costs to the
                                 Fund that can reduce
                                 returns
                             -- Derivatives used for
                                 return enhancement
                                 purposes involve a
                                 type of leverage
                                 (borrowing for
                                 investment) and
                                 could magnify losses
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------


  INVESTMENT TYPE (CONT'D)



% OF FUND'S TOTAL ASSETS     RISKS                       POTENTIAL REWARDS
---------------------------------------------------------------------------------
  MONEY MARKET               -- Limits potential for     -- May preserve the
  INSTRUMENTS                    capital appreciation        Fund's assets
                             -- See credit risk and
  UP TO 20%; UP TO 100%          market risk (which
  ON A TEMPORARY BASIS           are less of a
                                 concern for money
                                 market instruments)
---------------------------------------------------------------------------------
  ILLIQUID SECURITIES        -- Illiquidity risk--the    -- May offer a more
                                  risk that bonds may        attractive yield or
  UP TO 15% OF NET ASSETS        be difficult to             potential for growth
                                 value precisely and         than more widely
                                 sell at time or             traded securities
                                 price desired, in
                                 which case valuation
                                 would depend more on
                                 investment adviser's
                                 judgment than is
                                 generally the case
                                 with higher-rated
                                 securities
---------------------------------------------------------------------------------
  FOREIGN BANK               -- Foreign markets,         -- Investors can
  OBLIGATIONS                    economies and                participate in the
                                 political systems           growth of foreign
  LESS THAN 10%                  may not be as stable        markets and
                                 as those in the             companies operating
                                 U.S., particularly          in those markets
                                 those in developing     -- Changing value of
                                 countries                   foreign currencies
                             -- May be less liquid           can cause gains
                                  than U.S. debt         -- Opportunities for
                                 securities                  diversification
                             -- Differences in
                                  foreign laws,
                                 accounting
                                 standards, public
                                 information, custody
                                 and settlement
                                 practices provide
                                 less reliable
                                 information on
                                 foreign investments
                                 and involve more
                                 risks
                             -- Currency risk--
                                 changing value of
                                 foreign currencies
                                 can cause losses
---------------------------------------------------------------------------------


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14  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------


  INVESTMENT TYPE (CONT'D)



% OF FUND'S TOTAL ASSETS     RISKS                       POTENTIAL REWARDS
---------------------------------------------------------------------------------
  WHEN-ISSUED AND            -- May magnify              -- May magnify
  DELAYED-DELIVERY                underlying                  underlying
  SECURITIES, REPURCHASE         investment losses           investment gains
  AGREEMENTS, REVERSE        -- Investment costs may
  REPURCHASE AGREEMENTS,         exceed potential
  DOLLAR ROLLS AND SHORT         underlying
  SALES                          investment gains
  PERCENTAGE VARIES
---------------------------------------------------------------------------------
  ZERO COUPON BONDS          -- Typically subject to     -- Value rises faster
                                 greater volatility           when interest rates
  PERCENTAGE VARIES;             and less liquidity          fall
  USUALLY LESS THAN 5%           in adverse markets
                                 than other debt
                                 securities
                             -- See credit risk and
                                 market risk
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
-------------------------------------

BOARD OF DIRECTORS

The Fund's Board of Directors oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


    Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's investment adviser. For the fiscal year ended February 29, 2000, the Fund paid PIFM management fees of .50% of the Fund's average daily net assets.


    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of January 31, 2000, PIFM served as the manager to all 43 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $74.9 billion.


INVESTMENT ADVISER

The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.


    Prudential Investments' Fixed Income Group manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

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16  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

HOW THE FUND IS MANAGED
------------------------------------------------


    Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a managing director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading, and corporate bond investing.


    Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to this appointment in 1999, he was senior managing director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.


    The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation, and general risk management, identifying sectors in which to invest.


    The U.S. Liquidity Team, headed by Michael Lillard, is primarily responsible for overseeing the day-to-day management of the Fund. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Fund's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.



                                 U.S. LIQUIDITY


ASSETS UNDER MANAGEMENT: $22.6 billion (as of December 31, 1999).


TEAM LEADER: Michael Lillard. GENERAL INVESTMENT EXPERIENCE: 12 years. PORTFOLIO MANAGERS: 9. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.
SECTOR: U.S. Treasuries, agencies and mortgages.

--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
------------------------------------------------


INVESTMENT STRATEGY: Focus is on high quality, liquidity and controlled risk.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

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18  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

FUND DISTRIBUTIONS AND TAX ISSUES
-------------------------------------


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and CAPITAL GAINS, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.


    Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.


    The following briefly discusses some of the important tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.


DISTRIBUTIONS

The Fund distributes DIVIDENDS out of any net investment income, plus short-term capital gains, to shareholders typically every quarter. For example, if the Fund owns a U.S. Government bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.


    The Fund also distributes LONG-TERM CAPITAL GAINS to shareholders-- typically once a year. Long-term capital gains are generated when the Fund sells assets that it held for more than 12 months for a profit. For an individual, the maximum long-term capital gains rate is 20%.


    For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

TAX ISSUES

FORM 1099


Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.


    Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.



WITHHOLDING TAXES


If federal law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.



IF YOU PURCHASE JUST BEFORE RECORD DATE


If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

-------------------------------------------------------------------
20  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

FUND DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------


QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS


Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.


IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is 20% for shares held for more than twelve months. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

---------------------------------------------------------------------
                                           +$   CAPITAL GAIN
                                                (taxes owed)

Receipts from Sale $                            OR

                                           -$   CAPITAL LOSS
                                                (offset against gain)
---------------------------------------------------------------------



    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

    Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------


shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.


AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event". This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

-------------------------------------------------------------------
22  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

    PRUDENTIAL MUTUAL FUND SERVICES LLC
    ATTN: INVESTMENT SERVICES
    P.O. BOX 15020
    NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

    Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.


    When choosing a share class, you should consider the following:

     --    The amount of your investment

     -- The length of time you expect to hold the shares and the impact of the varying distribution fees

     -- The different sales charges that apply to each share class-- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower front-end sales charge and low CDSC

     --    Whether you qualify for any reduction or waiver of sales charges
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------


     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase


     --    Whether you qualify to purchase Class Z shares.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                   CLASS A          CLASS B          CLASS C     CLASS Z
  Minimum purchase amount(1)    $1,000         $1,000             $2,500         None
  Minimum amount for            $100           $100               $100           None
   subsequent purchases(1)
  Maximum initial sales         4% of the      None               1% of the      None
   charge                       public                            public
                                offering                          offering
                                price                             price
  Contingent Deferred Sales     None           If sold during:    1% on sales    None
   Charge (CDSC)(2)                            Year 1   5%        made within
                                               Year 2   4%        18 months of
                                               Year 3   3%        purchase(2)
                                               Year 4   2%
                                               Year 5   1%
                                               Year 6   1%
                                               Year 7   0%
  Annual distribution and       .30 of 1%      1% up to           1%             None
   service (12b-1) fees (shown  (.25 of 1%     $3 billion,        (.75 of 1%
   as a percentage              currently)     .80 of 1% next     currently)
   of average net assets)(3)                   $1 billion, and
                                               .50 of 1% over
                                               $4 billion
                                               (.825 of 1%
                                               currently)



1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2 FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT DEFERRED SALES CHARGE (CDSC)." CLASS C SHARES BOUGHT BEFORE NOVEMBER 2, 1998 HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
3 THESE DISTRIBUTION AND SERVICE (12b-1) FEES ARE PAID FROM THE FUND'S ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. CLASS A SHARES MAY PAY A SERVICE FEE OF UP TO .25 OF 1%. CLASS B AND
     CLASS C SHARES WILL PAY A SERVICE FEE OF .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE), IS .75 OF 1% UP TO $3 BILLION, .55 OF 1% OF THE NEXT
     $1 BILLION, AND .25 OF 1% OVER $4 BILLION FOR CLASS B SHARES AND IS .75 OF 1% FOR CLASS C SHARES. FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2001, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A, CLASS B, AND CLASS C SHARES TO .25 OF 1%, .825 OF 1%, AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS A, CLASS B, AND CLASS C SHARES, RESPECTIVELY.

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24  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852
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HOW TO BUY, SELL AND
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------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.


INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.



                                     SALES CHARGE AS %  SALES CHARGE AS %     DEALER
        AMOUNT OF PURCHASE           OF OFFERING PRICE  OF AMOUNT INVESTED  REALLOWANCE
  Less than $50,000                           4.00%               4.17%          3.75%
  $50,000 to $99,999                          3.50%               3.63%          3.25%
  $100,000 to $249,999                        2.75%               2.83%          2.50%
  $250,000 to $499,999                        2.00%               2.04%          1.90%
  $500,000 to $999,999                        1.50%               1.52%          1.40%
  $1,000,000 and above(1)                      None                None           None


1 IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:

     --    Invest with an eligible group of related investors


     -- Buy Class A shares of two or more Prudential mutual funds at the same time



     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)


     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.


    The Distributor may reallow Class A's sales charge to dealers.



BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

--------------------------------------------------------------------------------
                                                                              25
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HOW TO BUY, SELL AND
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MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:



     -- Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services



     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.



    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating
Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE

BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.



INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any

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26  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852
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HOW TO BUY, SELL AND
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------------------------------------------------


unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of redemption. To qualify for this waiver, you must do one of the following:

     --    Purchase your shares through an account at Prudential Securities

     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation


     --    Purchase your shares through another broker.


    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers to be appropriate.


QUALIFYING FOR CLASS Z SHARES


BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.



MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


     -- Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services


     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.



    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------


other fees charged by these programs in connection with investing in each available share class before selecting a share class.



OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:


     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option


     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Fund)


     --    Prudential, with an investment of $10 million or more.



    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or
NAV--is determined by a simple calculation: it's the total value of the Fund
-------------------------------------------------------------------
28  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852
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HOW TO BUY, SELL AND
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------------------------------------------------


(assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
    We determine the NAV of our shares once each business day at 4:15 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. Because the Fund may invest in foreign securities, its NAV may change on days when you cannot buy or sell Fund shares. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

-------------------------------------------------------------------
MUTUAL FUND SHARES

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

-------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.


RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.



THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory

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30  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
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------------------------------------------------


evidence of insurability. This insurance is subject to other restrictions and is not available in all states.



SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.



REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.


HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

    When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable
CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m., New York time, to process the sale on that day. Otherwise, contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
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------------------------------------------------

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


    If you are selling more than $100,000 of shares, if you want the check payable or sent to someone or some place that is not in our records, or you are a business or a trust and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."



CONTINGENT DEFERRED SALES CHARGE (CDSC)


If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions

     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
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32  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852
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------------------------------------------------

    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.


WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability


     -- To provide for certain distributions--made without IRS penalty--from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account

     --    On certain sales from a Systematic Withdrawal Plan.


    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Contingent Deferred Sales Charge--Waiver of Contingent Deferred Sales Charge--Class B Shares."

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
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------------------------------------------------

WAIVER OF THE CDSC--CLASS C SHARES

BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.


REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA, or some other qualified or tax-deferred plan or account.



90-DAY REPURCHASE PRIVILEGE


After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

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34  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852
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HOW TO BUY, SELL AND
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------------------------------------------------

RETIREMENT PLANS
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange
Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010


    There is no sales charge for exchanges. If, however, you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
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------------------------------------------------

    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.


FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.



TELEPHONE REDEMPTIONS OR EXCHANGES


You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:15 p.m. New York time. You will receive a redemption amount based on that day's NAV.

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    The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail.


    The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
    Review each chart with the financial statements and the report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights for the three years ended February 29, 2000, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended February 28, 1997, were audited by other independent auditors, whose reports were unqualified.



 CLASS A SHARES (FISCAL YEARS ENDED 2-28/29)



PER SHARE OPERATING PERFORMANCE          2000           1999           1998           1997           1996
 NET ASSET VALUE, BEGINNING OF YEAR          $8.98          $9.05          $8.76          $9.04          $8.59
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(2)                     0.55           0.55           0.58           0.60           0.60
 Net realized and unrealized gain
  (loss) on investment transactions          (0.57)         (0.07)          0.29          (0.28)          0.45
 TOTAL FROM INVESTMENT OPERATIONS            (0.02)          0.48           0.87           0.32           1.05
--------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                     (0.55)         (0.55)         (0.58)         (0.60)         (0.60)
 NET ASSET VALUE, END OF YEAR                $8.41          $8.98          $9.05          $8.76          $9.04
 TOTAL RETURN(1)                           (0.15)%          5.40%         10.26%          3.70%         12.41%
--------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                     2000           1999           1998           1997           1996
--------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)            $806,620       $895,039       $819,536       $860,319       $945,038
 Average net assets (000)                 $857,586       $836,143       $842,431       $884,862       $909,169
 RATIOS TO AVERAGE NET ASSETS:(2)
 Expenses, including distribution
  and service (12b-1) fees                   0.94%          0.84%          0.86%          0.90%          0.91%
 Expenses, excluding distribution
  and service (12b-1) fees                   0.69%          0.68%          0.71%          0.75%          0.76%
 Net investment income                       6.39%          6.05%          6.52%          6.78%          6.65%
 Portfolio turnover rate                       68%           106%            88%           107%           123%



1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.
2    NET OF EXPENSE SUBSIDY AND/OR FEE WAIVER.

-------------------------------------------------------------------
38  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES

The financial highlights for the three years ended February 29, 2000, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended February 28, 1997, were audited by other independent auditors, whose reports were unqualified.



 CLASS B SHARES (FISCAL YEARS ENDED 2-28/29)



PER SHARE OPERATING PERFORMANCE          2000           1999           1998           1997            1996
 NET ASSET VALUE, BEGINNING OF YEAR          $8.99          $9.05          $8.77          $9.04            $8.60
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(2)                     0.50           0.49           0.52           0.54             0.54
 Net realized and unrealized gain
  (loss) on investment transactions          (0.58)         (0.06)          0.28          (0.27)            0.44
 TOTAL FROM INVESTMENT OPERATIONS            (0.08)          0.43           0.80           0.27             0.98
----------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                     (0.50)         (0.49)         (0.52)         (0.54)           (0.54)
 NET ASSET VALUE, END OF YEAR                $8.41          $8.99          $9.05          $8.77            $9.04
 TOTAL RETURN(1)                           (0.83)%          4.83%          9.40%          3.12%           11.54%
----------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                     2000           1999           1998           1997             1996
----------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)            $193,394       $343,425       $346,059       $461,988         $641,946
 Average net assets (000)                 $262,863       $322,626       $385,145       $543,796         $647,515
 RATIOS TO AVERAGE NET ASSETS:(2)
 Expenses, including distribution
  and service (12b-1) fees                   1.52%          1.50%          1.53%          1.57%            1.58%
 Expenses, excluding distribution
  and service (12b-1) fees                   0.69%          0.68%          0.71%          0.75%            0.76%
 Net investment income                       5.77%          5.39%          5.85%          6.11%            5.99%
 Portfolio turnover                            68%           106%            88%           107%             123%



1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.
2    NET OF EXPENSE SUBSIDY AND/OR FEE WAIVER.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES

The financial highlights for the three years ended February 29, 2000, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended February 28, 1997, were audited by other independent auditors, whose reports were unqualified.



 CLASS C SHARES (FISCAL YEARS ENDED 2-28/29)



PER SHARE OPERATING PERFORMANCE          2000         1999         1998          1997          1996
 NET ASSET VALUE, BEGINNING OF YEAR         $8.99        $9.05        $8.77         $9.04         $8.60
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(2)                    0.51         0.50         0.53          0.54          0.54
 Net realized and unrealized gain
  (loss) on investment transactions         (0.58)       (0.06)        0.28         (0.27)         0.44
 TOTAL FROM INVESTMENT OPERATIONS           (0.07)        0.44         0.81          0.27          0.98
-------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                    (0.51)       (0.50)       (0.53)        (0.54)        (0.54)
 NET ASSET VALUE, END OF YEAR               $8.41        $8.99        $9.05         $8.77         $9.04
 TOTAL RETURN(1)                          (0.76)%        4.91%        9.48%         3.20%        11.63%
-------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                    2000         1999         1998          1997          1996
-------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)             $8,508       $8,236       $2,840        $2,569        $1,799
 Average net assets (000)                  $9,014       $4,878       $2,523        $2,440          $765
 RATIOS TO AVERAGE NET ASSETS:(2)
 Expenses, including distribution
  and service (12b-1) fees                  1.44%        1.43%        1.46%         1.50%         1.51%
 Expenses, excluding distribution
  and service (12b-1) fees                  0.69%        0.68%        0.71%         0.75%         0.76%
 Net investment income                      5.90%        5.50%        5.92%         6.19%         5.99%
 Portfolio turnover                           68%         106%          88%          107%          123%



1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.
2    NET OF EXPENSE SUBSIDY AND/OR FEE WAIVER.

-------------------------------------------------------------------
40  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES

The financial highlights for the three years ended February 29, 2000, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from March 1, 1996, through February 28, 1997, were audited by other independent auditors, whose reports were unqualified.



 CLASS Z SHARES (FISCAL YEARS ENDED 2-28/29)



PER SHARE OPERATING PERFORMANCE          2000          1999          1998        1997(1)
 NET ASSET VALUE, BEGINNING OF YEAR         $8.97         $9.04         $8.76         $9.13
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                       0.57          0.57          0.59          0.61
 Net realized and unrealized gain
  (loss) on investment transactions         (0.57)        (0.07)         0.28         (0.37)
 TOTAL FROM INVESTMENT OPERATIONS              --          0.50          0.87          0.24
-------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                    (0.57)        (0.57)        (0.59)        (0.61)
 NET ASSET VALUE, END OF YEAR               $8.40         $8.97         $9.04         $8.76
 TOTAL RETURN(2)                            0.09%         5.58%        10.30%         3.16%
-------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                    2000          1999          1998          1997
-------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)            $93,390       $97,629       $84,733       $73,411
 Average net assets (000)                 $97,811       $86,892       $71,425       $39,551
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                   0.69%         0.68%         0.71%       0.75%(3)
 Net investment income                      6.64%         6.22%         6.67%       6.76%(3)
 Portfolio turnover                           68%          106%           88%          107%



1 INFORMATION SHOWN IS FOR THE PERIOD FROM MARCH 4, 1996 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH FEBRUARY 28, 1997.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
3    ANNUALIZED.

--------------------------------------------------------------------------------

-------------------------------------


                                     NOTES

-------------------------------------------------------------------
42  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

------------------------------------------------


                                     NOTES

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

PRUDENTIAL EMERGING GROWTH FUND,
  INC.

PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT
  PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH &
     INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE
  FUND, INC.

PRUDENTIAL TAX-MANAGED FUNDS


  PRUDENTIAL TAX-MANAGED EQUITY FUND

PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND

TARGET FUNDS


  LARGE CAPITALIZATION GROWTH FUND


  LARGE CAPITALIZATION VALUE FUND


  SMALL CAPITALIZATION GROWTH FUND


  SMALL CAPITALIZATION VALUE FUND


ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY
     FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.

  PRUDENTIAL GLOBAL GROWTH FUND


  PRUDENTIAL INTERNATIONAL VALUE FUND


  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND

GLOBAL UTILITY FUND, INC.

TARGET FUNDS


  INTERNATIONAL EQUITY FUND

GLOBAL BOND FUNDS

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.


PRUDENTIAL INTERNATIONAL BOND FUND, INC.


-------------------------------------------------------------------
44  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND
  FUND, INC.
PRUDENTIAL GOVERNMENT INCOME
  FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES
  TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND

PRUDENTIAL SHORT-TERM CORPORATE BOND
  FUND, INC.

  INCOME PORTFOLIO

TARGET FUNDS


  TOTAL RETURN BOND FUND


TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS
  FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES
  TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET
  FUND, INC.
  MONEY MARKET SERIES

PRUDENTIAL MONEYMART ASSETS, INC.


TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES


COMMAND FUNDS


COMMAND MONEY FUND


COMMAND GOVERNMENT FUND


COMMAND TAX-FREE FUND


INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact
PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact

PRUDENTIAL INVESTMENT MANAGEMENT
SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769
Visit Prudential's website at
http://www.prudential.com
Additional information about the Fund can be obtained without charge and can be found in the following documents
STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)
ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)
SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
BY ELECTRONIC REQUEST

publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)


IN PERSON
Public Reference Room in Washington, DC
 (For hours of operation, call)
 1-202-942-8090

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

CUSIP Numbers              NASDAQ Symbols

Class A Shares--744339-10-2      PGVAX

Class B Shares--744339-20-1      PBGPX

Class C Shares--744339-30-0      --

Class Z Shares--744339-40-9      PGVZX


Investment Company Act File No. 811-3712


 MF128A
[RECYCLED LOGO]
 Printed on Recycled Paper

                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 4, 2000


    Prudential Government Income Fund, Inc. (the Fund), is an open-end, diversified management investment company, or mutual fund, which has as its investment objective the seeking of a high current return. The Fund will seek to achieve this objective primarily by investing in U.S. Government securities, including U.S. Treasury Bills, Notes and Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities; writing covered put and call options and purchasing put and call options. In an effort to hedge against changes in interest rates and thus preserve its capital, the Fund may also engage in transactions involving futures contracts on U.S. Government securities and options on such contracts. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated May 4, 2000, a copy of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS


                                                         PAGE
                                                         -----
Fund History..........................................   B-2
Description of the Fund, Its Investments and Risks....   B-2
Investment Restrictions...............................   B-20
Management of the Fund................................   B-21
Control Persons and Principal Holders of Securities...   B-25
Investment Advisory and Other Services................   B-25
Brokerage Allocation and Other Practices..............   B-30
Capital Shares, Other Securities and Organization.....   B-32
Purchase, Redemption and Pricing of Fund Shares.......   B-32
Shareholder Investment Account........................   B-42
Net Asset Value.......................................   B-46
Taxes, Dividends and Distributions....................   B-47
Performance Information...............................   B-50
Financial Statements..................................   B-53
Report of Independent Accountants.....................   B-77
Appendix I -- Historical Performance Data.............   I-1
Appendix II -- General Investment Information.........   II-1


--------------------------------------------------------------------------------

MF128B

                                  FUND HISTORY

    The Fund was organized under the laws of Maryland on April 8, 1983.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS


(a) CLASSIFICATION. The Fund is a diversified, open-end management investment company.


(b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS.


    The Fund will seek to achieve its investment objective of high current return primarily by investing in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These guarantees apply only to the payment of principal and interest on these securities and do not extend to the securities' yield or value, which are likely to vary with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. The Fund will also write covered call options and covered put options and purchasing put and call options. Under normal market conditions, at least 65% of the total assets of the Fund will be invested in U.S. Government securities. U.S. Government securities which are purchased pursuant to repurchase agreements or on a when-issued or delayed-delivery basis will be treated as U.S. Government securities for purposes of this calculation.



    High current return means the return received from interest income from U.S. Government and other debt securities and from net gains realized from sales of portfolio securities. The Fund may also realize income from premiums from covered put and call options written by the Fund on U.S. Government securities as well as options on futures contracts on U.S. Government securities and net gains from closing purchase and sales transactions with respect to these options. The writing of options on U.S. Government securities and options on futures contracts on U.S. Government securities may limit the Fund's potential for capital gains on its portfolio. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.


U.S. GOVERNMENT SECURITIES


    U.S. TREASURY SECURITIES. The Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund's shares.



    SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in securities issued by the U.S. Government, its agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Securities in which the Fund may invest, include, among others, obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration, the Export-Import Bank and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Student Loan Marketing Association, the Resolution Funding Corporation, the Tennessee Valley Authority, and the United States Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency.



    MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The

U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. Mortgages backing the securities purchased by the Fund include conventional thirty-year fixed rate mortgages, graduated payment mortgages, fifteen-year mortgages and adjustable rate mortgages. The Fund may also invest in balloon payment mortgage-backed securities. A balloon payment mortgage-backed security is an amortizing mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium. The opposite is true for pass-throughs purchased at a discount.



    CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. The market value of mortgage securities, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.



    When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. For further information about mortgage-backed securities see "Mortgage--Related Securities" and Asset-Backed Securities below.



    STRIPS. The Fund may invest in component parts of U.S. Government Securities, namely, either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book entries at the Federal Reserve member bank representing ownership of obligation components or (iv) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. U.S. Government obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.



    The Fund may also invest in mortgage pass-through securities where all interest payments go to one class of holders (Interest Only Securities or IOs) and all principal payments go to a second class of holders (Principal Only Securities or POs). These securities are commonly referred to as mortgage-backed securities strips or MBS strips. The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. Derivative mortgage-backed securities such as MBS strips are highly sensitive to changes in prepayment and interest rates.



    GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the modified pass-through type. Modified pass-through GNMA Certificates entitle the holder to receive timely payment of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a PRO RATA interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans;
(3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans (buydown mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four-family housing units. Legislative changes may be proposed from time to time in relation to the Department of Housing and Urban Development which, if adopted, could alter the viability of investing in GNMAs. The Fund's investment adviser may re-evaluate the Fund's investment objectives and policies if any such legislative proposals are adopted.



    GNMA GUARANTEE. GNMA is a wholly-owned corporate instrumentality of the United States with the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the Housing Act), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans issued by the Federal Housing Administration (FHA) under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans' Administration (VA) under the Servicemen's Readjustment Act of 1944, as amended (VA Loans) or by pools of other eligible mortgage loans. The Housing Act provides that the GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.


    LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

    FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970 (FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

    The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a PRO RATA share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

    GMCs also represent a PRO RATA interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.


    FNMA SECURITIES. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a PRO RATA share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.



MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES



    MORTGAGE-RELATED SECURITIES ARE SECURITIES THAT DIRECTLY OR INDIRECTLY REPRESENT A PARTICIPATION IN, OR ARE SECURED BY AND PAYABLE FROM, MORTGAGE LOANS SECURED BY REAL PROPERTY. THERE ARE CURRENTLY TWO BASIC TYPES OF MORTGAGE-RELATED SECURITIES: (1) THOSE ISSUED OR GUARANTEED, DIRECTLY OR INDIRECTLY, BY THE U.S. GOVERNMENT OR ONE OF ITS AGENCIES OR INSTRUMENTALITIES, (SEE, U.S. GOVERNMENT SECURITIES ABOVE) AND (2) THOSE ISSUED OR GUARANTEED PRIVATELY. MORTGAGE-RELATED SECURITIES THAT ARE ISSUED BY PRIVATE ISSUERS WITHOUT A GOVERNMENT GUARANTEE USUALLY HAVE SOME FORM OF PRIVATE CREDIT ENHANCEMENT TO ENSURE TIMELY RECEIPT OF PAYMENTS AND TO PROTECT AGAINST DEFAULT.



    The Fund may invest in mortgage-related securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, for example, GNMA, FNMA and FHLMC certificates, where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. These guarantees do not extend to the yield or value of the securities of the Fund's shares. See "U.S. Government Securities" above.



    Mortgage-related securities are subject to the risk that the principal on the underlying mortgage loans may be prepaid at any time. Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-related securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment



    COLLATERALIZED MORTGAGE OBLIGATIONS. A collateralized mortgage obligation
(CMO) is a security issued by a corporation or U.S. Government agency or instrumentality which is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Multiclass pass-through securities are equity interests in a trust composed of mortgages or mortgage-backed securities. Payments of principal of and interest on the underlying mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs shall also be deemed to include REMICs and Multiclass Pass-Through Securities.



    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.



    Certain issuers of CMOs, including certain CMOs that have elected to be treated as REMICs, are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (Commission), and the Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940, as amended (the Investment Company Act) on investments by the Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, these CMOs must be unmanaged, fixed asset issuers, that
(a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.



    The underlying mortgages which collateralize the CMOs and REMICs in which the Fund invests may have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.



    STRIPPED MORTGAGE-BACKED SECURITIES (PRIVATELY ISSUED). In addition to MBS strips issued by agencies or instrumentalities of the U.S. Government, the Fund may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. Privately issued MBS strips are subject to similar risks of MBS strips issued by agencies or instrumentalities of the U.S. Government. See "Strips" above.



    ASSET-BACKED SECURITIES. The Fund may also invest up to 20% of its total assets in privately-issued asset-backed securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans, automobile and credit card receivables, have been securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the collateralized mortgage structure. The Fund may invest in these and other types of asset-backed securities which may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured. In connection with automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments. In many instances, asset-backed securities are over-collateralized to ensure relative stability of their credit quality. The Fund will only invest in asset-backed securities rated at least A by S&P or Moody's or, if unrated, of equivalent quality in the judgment of the Fund's investment adviser.



    RISK FACTORS RELATING TO INVESTING IN MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities, including those issued or guaranteed privately or by the U.S. Government or one of its agencies or instrumentalities, and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity.



    In addition, mortgage-backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage-backed securities. See "U.S. Government Securities" above.



    Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rate as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors may predominate. Mortgage-backed securities and asset-backed securities generally decrease in value as a result of increases in interest rates and usually have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities with comparable maturities because of the risk of prepayment. In addition, to the extent such mortgage securities are purchased at a premium mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.



    During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. The maturity extension risk may effectively change a security which was considered short-or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short-or intermediate-term securities.



    Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit card laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.


OTHER INVESTMENTS AND POLICIES


    Up to 35% of the total assets of the Fund may be committed to investments other than U.S. Government securities. These investments would include the securities described in this subsection as well as purchased put and call options and purchased put options on futures contracts. See "Options Transactions" and "Futures Contracts on U.S. Government Securities below." The Fund may invest in debt obligations rated at least A by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service (Moody's) or, if unrated, deemed to be of comparable credit quality by the Fund's investment adviser. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Fixed rate debt securities may also be subject to call provisions.


MONEY MARKET INSTRUMENTS


    The Fund may, under normal circumstances, invest up to 20% of its total assets in high-quality money market instruments, including commercial paper of domestic companies, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks. Investments in money market instruments for "coverage purposes" (as described herein) will be excluded in calculating the 20% limitation. Such obligations will, at the time of purchase, be rated within the two highest quality grades as determined by a nationally recognized statistical rating organization (NRSRO) (such as Moody's or S&P) or, if unrated, will be of equivalent quality in the judgment of the Fund's investment adviser. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.


FOREIGN BANK OBLIGATIONS

    The Fund may invest in obligations of foreign banks and foreign branches of U.S. banks only if after giving effect to such investment all such investments would constitute less than 10% of the Fund's total assets (determined at the time of investment). These investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. In addition, there may be less publicly available information about a foreign bank or foreign branch of a U.S. bank than about a domestic bank and such entities may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic banks.


    If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.



    RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN BANK OBLIGATIONS. Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer than about a domestic company. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation and diplomatic developments which could affect investment.



    Additional costs could be incurred in connection with the Fund's international investment activities. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.



    If a security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders.



    Shareholders should be aware that investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.



    SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state.



    The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.



    The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect the Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that occur at the time of the conversion, such as accrual periods, holiday conventions, indexes, and other features may require the realization of a gain or loss by the Fund as determined under existing tax law.

WORLD BANK OBLIGATIONS

    The Fund may also purchase obligations of the International Bank for Reconstruction and Development (the World Bank). Obligations of the World Bank are supported by appropriated but unpaid commitments of its member countries, including the U.S., and there is no assurance these commitments will be undertaken or met in the future.

ADJUSTABLE RATE DEBT SECURITIES


    The Fund is permitted to invest in adjustable rate debt securities, including corporate securities and securities issued by U.S. Government agencies, whose interest rate is calculated by reference to a specified index such as the constant maturity Treasury rate, the T-bill rate or LIBOR (London Interbank Offered Rate) and is reset periodically. Adjustable rate securities allow the Fund to participate in increases in interest rates through these periodic adjustments. The value of adjustable rate securities will, like other debt securities, generally vary inversely with changes in prevailing interest rates. The value of adjustable rate securities is unlikely to rise in periods of declining interest rates to the same extent as fixed rate instruments of similar maturities. In periods of rising interest rates, changes in the coupon will lag behind changes in the market rate resulting in a lower NAV until the coupon resets to market rates.



RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES



    The Fund may engage in various portfolio strategies, including using derivatives to seek and to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, including straddles, interest rate swaps, futures contracts, including Eurodollar instruments, and options on futures contracts. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.



    OPTION WRITING AND RELATED RISKS. The Fund may write (that is, sell) covered call or put options which are traded on registered securities exchanges (the Exchanges) and may also write such options with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York (OTC options). A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.



    OPTIONS TRANSACTIONS. The Fund may write and purchase put and call options only on U.S. Government securities and financial futures contracts. Exchange-traded options are issued by the Options Clearing Corporation (OCC) which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options represent a contract between a U.S. Government securities dealer and the Fund with no guarantee of the OCC. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the U.S. Government securities underlying the OTC option. Failure by the dealer to do so would result in the loss of premium paid by the Fund as well as loss of the expected benefit of the transaction.


    Exchange-traded options generally have a continuous liquid market while OTC options do not. Consequently, the Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the issuing dealer. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC option transactions only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities used as cover until the option expires, is exercised or the Fund provides substitute cover. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. This requirement may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous.

    The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of the premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill its obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

    So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date (of the same series) as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an Exchange and, by doing so, guarantees the transaction.

    The Fund writes only "covered" options. This means that, so long as the Fund is obligated as the writer of a call option, it will (a) own the underlying securities subject to the option, except that, in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option or (b) deposit and maintain in a segregated account cash or other liquid assets having a value at least equal to the fluctuating market value of the securities underlying the call. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it will
(a) deposit and maintain in a segregated account cash or other liquid assets having a value equal to or greater than the exercise price of the option, or
(b) own a put option on the same security with an exercise price the same or higher than the exercise price of the put option sold or, if lower, deposit and maintain the differential in cash or other liquid assets in a segregated account.

    To the extent that a secondary market is available on the Exchanges, the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction.

    Because the Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new debt securities or other cover against which it can write options. If the Fund writes a substantial number of options, its portfolio turnover will be higher than if it did not do so. Portfolio turnover will increase to the extent that options written by the Fund are exercised. Because the exercise of such options depends on changes in the price of the underlying securities, the Fund's portfolio turnover rate cannot be accurately predicted. See "Portfolio Turnover" below.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

    ON TREASURY BONDS AND NOTES. Because trading interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues, the Exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of Bonds or Notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

    ON TREASURY BILLS. Because the availability of deliverable Treasury Bills changes from week to week, writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury Bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account Treasury Bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

    ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any Exchange. However, the Fund intends to purchase and write such options should they commence trading on any Exchange.

    Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

    A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Fund closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.


    INTEREST RATE SWAP TRANSACTIONS. The Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the Fund will enter into interest rate swaps on a net basis, that is, the two payment streams netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value per share (NAV) at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund believe such obligations do not constitute senior securities. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The Fund will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.



    If the Fund purchases an interest rate swap to hedge against a change in an interest rate of a security the Fund anticipates buying, and such interest rate changes unfavorably for the Fund, then the Fund may detemine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.



    The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

    The Fund may enter into interest rate swaps traded on an exchange or in the over-the-counter market. The Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.



    FUTURES CONTRACTS. A futures contract obligates the seller of a contract to deliver to the purchaser of a contract cash equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. As a purchaser of a futures contract, the Fund incurs an obligation to acquire a specified amount of the obligations underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund may purchase futures contracts on debt securities, aggregates of debt securities, and U.S. Government securities, including futures contracts or options linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. See "Risks of Transactions in Options and Financial Futures."



    The Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, that the price of the Fund's portfolio securities may fall, then the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.



    The Fund will purchase or sell futures contracts also to attempt to enhance return. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.



    Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.



    The Fund neither pays nor receives money upon the purchase or sale of a futures contract. Instead, when the Fund enters into a futures contract, it will initially be required to deposit in a segregated account for the benefit of the broker (the futures commission merchant) an amount of "initial margin" of cash or U.S. Treasury Bills, currently equal to approximately 1 1/2 to 2% of the contract amount for futures on Treasury Bonds and Notes and approximately
1/10 of 1% of the contract amount for futures on Treasury Bills. Initial margin in futures transactions is different from margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the futures commission merchant are made on a daily basis as the market price of the futures contract fluctuates. This process is known as "marking to market." At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an offsetting position which will operate to terminate the Fund's position in the futures contract. While interest rate futures contracts provide for the delivery and acceptance of securities, most futures contracts are terminated by entering into offsetting transactions.



    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.



    The hours of trading futures contracts on U.S. Government securities may not conform to the hours during which the Fund may trade such securities. To the extent that the futures markets close before or after the U.S. Government securities markets, significant variations can occur in one market that cannot be reflected in the other market. See "Risks of Hedging and Return Enhancement Strategies" below.



FUTURES CONTRACTS ON U.S. GOVERNMENT SECURITIES



    CHARACTERISTICS AND PURPOSE OF INTEREST RATE FUTURES. The Fund may purchase and sell U.S. Exchange-traded interest-rate futures. Currently, there are futures contracts based on U.S. Treasury Bonds, U.S. Treasury Notes, three-month U.S. Treasury Bills and GNMA certificates. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that futures contracts will be performed. Although futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.



    OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently, options can be purchased or written with respect to futures contracts on GNMAs, U.S. Treasury Bonds and U.S. Treasury Notes on The Chicago Board of Trade and U.S. Treasury Bills on the International Monetary Market at the Chicago Mercantile Exchange.


    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.


    The Fund may only write covered call or put options. The Fund will be considered covered with respect to a call option it writes on a futures contract if it (a) owns a long position in the underlying futures contract or the security underlying the futures contract, (b) owns a security which is deliverable under the futures contract or (c) owns a separate call option to purchase the same futures contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, the Fund deposits and maintains the differential in cash or other liquid assets in a segregated account. The Fund is considered covered with respect to a put option it writes on a futures contract if it (a) segregates and maintains in a segregated account cash or other liquid assets at all times equal in value to the exercise price of the put (less any related margin deposited), or (b) owns a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund or, if lower, the Fund deposits and maintains the differential in cash or other liquid assets in a segregated account. There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.


    The Fund will be required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to the Fund's futures commissions merchants' requirements similar to those applicable to futures contracts, described above.

    The skills needed to trade futures contracts and options thereon are different than those needed to select U.S. Government securities. The Fund's investment adviser has experience in managing other securities portfolios which uses similar options and futures strategies as the Fund.



    RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include
(1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions.


    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

    The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

    The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.


    Pursuant to the requirements of the Commodity Exchange Act, as amended (the Commodity Exchange Act), all futures contracts and options thereon must be traded on an exchange. The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases such purchases will not be executed until the offsetting futures contracts can be sold.


    Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. The Fund may enter into futures or related options contracts for return enhancement purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for BONA FIDE hedging purchases within the meaning of the regulations of the CFTC.

    In order to determine that the Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (THAT IS, approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund; (b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

    If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contracts. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, the Fund holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise as high or higher than the price of the contract held by the Fund.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, than it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge effectively its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.


    RISKS OF TRANSACTIONS IN OPTIONS AND FINANCIAL FUTURES. Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying securities (or currencies).


    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide to be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

REPURCHASE AGREEMENTS

    The Fund may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.


    The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. The Fund's repurchase agreements will at all times be fully collateralized by U.S. Government obligations in an amount at least equal to the resale price. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with such of other investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

SECURITIES LENDING


    The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100% of the market value determined daily of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As a matter of fundamental policy, the Fund cannot lend more than 30% of the value of its total assets. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.



    The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.



WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES



    From time to time, in the ordinary course of business, the Fund may purchase or sell U.S. Government securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The Fund will maintain in a segregated account cash or other liquid assets, marked-to-market daily, having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV each day. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of the Fund's NAV. If the Fund chooses to dispose of the right to acquire a when-issued security prior to this acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.


ZERO COUPON BONDS


    The Fund may invest up to 5% of its total assets in zero coupon
U.S. Government securities. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Because the Fund accrues income which may not be represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to the Fund. Zero coupon bonds may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.


SHORT SALES AGAINST-THE-BOX


    The Fund may, under certain circumstances, make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short or securities, convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. The Fund may engage in such short sales only to the extent that not more than 10% of the Fund's net assets (determined at the time of the short sale) are held as collateral for such sales.



REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS


    Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.


    The Fund may enter into dollar rolls in which the Fund sells securities to be issued and delivered in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Reverse repurchase agreements and dollar rolls (other than covered dollar rolls) are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. Covered dollar rolls, however, are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities.



    The Fund will establish a segregated account with its custodian in which it will maintain cash or other liquid assets, equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll or reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


ILLIQUID SECURITIES


    The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, or other illiquid securities including certain securities with legal or contractual restrictions on resale (restricted securities) either within or outside of the United States and securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States).


    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper, convertible securities and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act, securities with contractual restrictions and commercial paper that have a readily available market, will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


    The staff of the Commission has taken the position, which the Fund will follow, that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as cover as liquid.


BORROWING


    The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings as required by law. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase securities when borrowings exceed 5% of the value of the Fund's total assets.


SEGREGATED ASSETS

    When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid assets in a segregated account. "Liquid assets" means cash, U.S. Government securities, foreign securities, equity securities, debt obligations or other liquid, unencumbered assets marked-to-market daily. Such hedging transactions may involve when-issued and delayed delivery securities, futures contracts, options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.


SECURITIES OF OTHER INVESTMENT COMPANIES



    The Fund may invest up to 10% of its total assets in securities of other investment companies. To the extent that the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions" below.



(d) TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS



    In response to adverse market, economic or political conditions, the Fund may temporarily invest up to 100% of the Fund's assets in high-quality money market instruments, cash, repurchase agreements or U.S. Government Securities. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets.


(e) PORTFOLIO TURNOVER


    The Fund's portfolio turnover rate for the fiscal years ended February 28, 1999 and February 29, 2000 was 106% and 68%, respectively. The investment adviser expects that, under normal circumstances, if the Fund writes a substantial number of options, and those options are exercised, the Fund's portfolio turnover rate may be as high as 250% or higher. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions" below.


                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

    2. Make short sales of securities or maintain a short position, except short sales "against the box."

    3. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements or dollar roll transactions or the writing of options on debt securities or on interest rate futures contracts or other financial futures contracts are not deemed to be a pledge of assets and neither such arrangements, nor the purchase or sale of interest rate futures contracts or other financial futures contracts or the purchase or sale of related options, nor obligations of the Fund to Directors pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

    4. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.

    5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

    6. Buy or sell commodities or commodity contracts or real estate or interests in real estate, except it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate, interest rate futures contracts and other financial futures contracts and options thereon.

    7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    8.  Make investments for the purpose of exercising control or management.

    9. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    10. Invest in interests in oil, gas or other mineral exploration or development programs.

    11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of the Fund's total assets).

    12. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

    13. Write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures contracts or related options, except that the Fund may write put and call options on U.S. Government securities, purchase put and call options on U.S. Government securities and purchase or sell interest rate futures contracts and other financial futures contracts and related options.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND


                                                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE     POSITION WITH FUND                 DURING PAST FIVE YEARS
------------------------     ------------------                 ----------------------
Eugene C. Dorsey (72)      Director                 Retired President, Chief Executive Officer and
                                                     Trustee of the Gannett Foundation (now Freedom
                                                     Forum); former Publisher of four Gannett
                                                     newspapers and Vice President of Gannett
                                                     Company; past Chairman of Independent Sector
                                                     (national coalition of philanthropic
                                                     organizations); former Chairman of the
                                                     American Council for the Arts; former Director
                                                     of the Advisory Board of Chase Manhattan Bank
                                                     of Rochester.
Delayne Dedrick Gold (61)  Director                 Marketing and Management Consultant.

                                                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE     POSITION WITH FUND                 DURING PAST FIVE YEARS
------------------------     ------------------                 ----------------------
*Robert F. Gunia (53)      Vice President and       Executive Vice President and Chief
                            Director                 Administrative Officer (since June 1999) of
                                                     Prudential Investments; Corporate Vice
                                                     President (September 1997-March 1999) of The
                                                     Prudential Insurance Company of America
                                                     (Prudential); Executive Vice President and
                                                     Treasurer (since December 1996) of Prudential
                                                     Investments Fund Management LLC (PIFM);
                                                     President (since April 1999) of Prudential
                                                     Investment Management Services LLC (PIMS);
                                                     former Senior Vice President (March 1987-May
                                                     1999) and former Chief Administrative Officer
                                                     (July 1989-September 1996) of Prudential
                                                     Securities Incorporated (Prudential
                                                     Securities); Director (January 1989-September
                                                     1996), Executive Vice President, Treasurer and
                                                     Chief Financial Officer (June 1987-December
                                                     1996) of Prudential Mutual Fund Management,
                                                     Inc. (PMF); Vice President and Director (since
                                                     May 1989) of The Asia Pacific Fund, Inc.
Thomas T. Mooney (58)      Director                 President of the Greater Rochester Metro
                                                     Chamber of Commerce; former Rochester City
                                                     Manager; former Deputy Monroe County Executive
                                                     Trustee of Center for Governmental
                                                     Research, Inc.; Director of Blue Cross of
                                                     Rochester, Monroe County Water Authority,
                                                     Executive Service Corps of Rochester.
Stephen P. Munn (57)       Director                 Chairman (since January 1994), Director and
                                                     President (since 1988) and Chief Executive
                                                     Officer (since 1988) of Carlisle Companies
                                                     Incorporated (manufacturer of industrial
                                                     products).
*David R. Odenath, Jr.     Vice President and       Officer in Charge, President, Chief Executive
(42)                        Director                 Officer and Chief Operating Officer (since
                                                     June 1999) of PIFM; Senior Vice President
                                                     (June 1999) of Prudential; Senior Vice
                                                     President (August 1993-May 1999) of
                                                     PaineWebber Group, Inc.
Richard A. Redeker (56)    Director                 Former employee of Prudential Investments
                                                     (October 1996-December 1998); prior thereto,
                                                     President, Chief Executive Officer and
                                                     Director (October 1993-September 1996) of PMF;
                                                     Executive Vice President, Director and Member
                                                     of the Operating Committee (October
                                                     1993-September 1996) of Prudential Securities;
                                                     Director (October 1993-September 1996) of
                                                     Prudential Securities Group, Inc.; Executive
                                                     Vice President, The Prudential Investment
                                                     Corporation (January 1994-September 1996);
                                                     Director (January 1994-September 1996) of
                                                     Prudential Mutual Fund Distributors, Inc. and
                                                     Prudential Mutual Fund Services, Inc.; former
                                                     Senior Executive Vice President and Director
                                                     of Kemper Financial Services, Inc. (September
                                                     1978-September 1993).

                                                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE     POSITION WITH FUND                 DURING PAST FIVE YEARS
------------------------     ------------------                 ----------------------
*John R. Strangfeld, Jr.   President and Director   Chief Executive Officer, Chairman, President
(45)                                                 and Director (since January 1990) of The
                                                     Prudential Investment Corporation, Executive
                                                     Vice President (since February 1998) of
                                                     Prudential Global Asset Management Group of
                                                     Prudential, and Chairman (since August 1989)
                                                     of Pricoa Capital Group; formerly various
                                                     positions to Chief Executive Officer (November
                                                     1994-December 1998) of Private Asset
                                                     Management Group of Prudential and Senior Vice
                                                     President (January 1986-August 1989) of
                                                     Prudential Capital Group, a unit of
                                                     Prudential.
Nancy H. Teeters (69)      Director                 Economist; former Vice President and Chief
                                                     Economist (July 1984-July 1990) of
                                                     International Business Machines Corporation;
                                                     former Governor of Federal Reserve System
                                                     (1978-1984); former Director of Inland Steel
                                                     Industries (July 1991-1999).
Louis A. Weil, III (59)    Director                 Chairman (since January 1999), President and
                                                     Chief Executive Officer (since January 1996)
                                                     and Director (since September 1991) of Central
                                                     Newspapers, Inc.; Chairman of the Board (since
                                                     January 1996), Publisher and Chief Executive
                                                     Officer (August 1991-December 1995) of Phoenix
                                                     Newspapers, Inc.; former Publisher of Time
                                                     Magazine (May 1989-March 1991); former
                                                     President, Publisher and Chief Executive
                                                     Officer of the Detroit News (February
                                                     1986-August 1989); member of the Advisory
                                                     Board, Chase Manhattan Bank-Westchester.
Grace C. Torres (40)       Treasurer and Principal  First Vice President (since December 1996) of
                            Financial and            PIFM; former First Vice President (March
                            Accounting Officer       1993-May 1999) of Prudential Securities; First
                                                     Vice President (March 1994-September 1996) of
                                                     Prudential Mutual Fund Management, Inc.
Stephen M. Ungerman (46)   Assistant Treasurer      Tax Director (since March 1996) of Prudential
                                                     Investments and the Private Asset Group of The
                                                     Prudential Insurance Company of America
                                                     (Prudential); former First Vice President
                                                     (February 1993-September 1996) of Prudential
                                                     Mutual Fund Management, Inc.
Deborah A. Docs (42)       Secretary                Vice President (since December 1996) of PIFM;
                                                     former Vice President and Associate General
                                                     Counsel (June 1991-May 1996) of Prudential
                                                     Securities; Vice President and Associate
                                                     General Counsel (June 1991-September 1996) of
                                                     PMF.
William V. Healey (46)     Assistant Secretary      Vice President and Associate General Counsel
                                                     (since 1998) of Prudential; Chief Legal
                                                     Officer (since August 1998) of Prudential
                                                     Investments; Director (since June 1999) of ICI
                                                     Mutual Insurance Company; prior to August
                                                     1998, Associate General Counsel of The Dreyfus
                                                     Corporation ("Dreyfus"), a subsidiary of
                                                     Mellon Bank, N.A. ("Mellon Bank"), and an
                                                     officer and/or director of various affiliates
                                                     of Mellon Bank.


------------------------

* "Interested" director, as defined in the Investment Company Act, by reason of his or her affiliation with Prudential, Prudential Securities Incorporated (Prudential Securities), or PIFM.

(1) The address of the Directors and officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.

    The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, investment adviser and Distributor, decide upon matters of general policy. The Directors also review the actions of the Fund's officers and supervise the daily business operations of the Fund.


    The Fund pays each of its Directors who is not an affiliated person of the Manager annual compensation of $5,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director may be asked to serve.



    Directors may receive their Directors' fees pursuant to a deferred fee arrangement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order at the daily rate of return of any Prudential mutual fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.



    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.



    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays each of its Directors who is not an affiliated person of PIFM, the Prudential Investment Corporation (PIC) or the Subadviser annual compensation of $5,800, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on whose Boards the Directors may be asked to serve.



    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended February 29, 2000 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and the Board of any other investment companies managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the calendar year ended December 31, 1999.


                               COMPENSATION TABLE


                                                        PENSION OR                            TOTAL 1999
                                                        RETIREMENT                         COMPENSATION FROM
                                       AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL     FUND AND FUND
                                     COMPENSATION    AS PART OF FUND     BENEFITS UPON      COMPLEX PAID TO
NAME AND POSITION                      FROM FUND         EXPENSES          RETIREMENT          DIRECTORS
-----------------                    -------------   ----------------   ----------------   -----------------
Edward D. Beach, Director (a)          $   5,200           None                N/A         $142,500(43/70)*
Eugene C. Dorsey, Director**           $   5,200           None                N/A         $ 81,000(17/48)*
Delayne Dedrick Gold, Director         $   5,400           None                N/A         $144,500(43/70)*
Robert F. Gunia, Vice President and
 Director (1)                            --              --                 --                   --
Thomas T. Mooney, Director**           $   5,200           None                N/A         $129,500(35/75)*
Stephen P. Munn, Director              $   5,200           None                N/A         $ 62,250(29/53)
Thomas H. O'Brien, Director (a)        $   5,200           None                N/A         $ 47,500(11/26)
David R. Odenath, Jr., Vice
 President and Director (1)              --                None             --                   --
Richard A. Redeker, Director           $   5,200           None                N/A         $ 95,000(29/53)
John R. Strangfeld, Jr., President
 and Director (1)                        --              --                 --                   --
Nancy H. Teeters, Director             $   5,200           None                N/A         $ 97,000(25/43)*
Louis A. Weil, III, Director           $   5,400           None                N/A         $ 96,000(29/53)*



 (a) Former Director, retired on December 31, 1999.

 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

 ** Total aggregate compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1999, includes amounts deferred at the election of Directors. Including accrued interest, total compensation amounted to $103,574, and $135,102 for Eugene C. Dorsey and Thomas T. Mooney, respectively.



 (1) Directors who are "interested" do not receive compensation from the Fund or any fund in the Fund complex.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or CDSC to a limited group of investors.


    As of April 14, 2000, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.



    As of April 14, 2000, the only beneficial owners, directly or indirectly of more than 5% of any class of shares of the Fund were: Prudential Trust Company, FBO PRU-DC Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic PA 18507-1796 who held 2,044,523 Class Z shares of the Fund (or 18.6% of the outstanding Class Z shares); and Pru Defined Contribution Services, FBO PRU-NON-Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic PA 18507-1755 who held 4,908,110 Class Z shares of the Fund (or 44.7% of the outstanding Class Z shares).



    As of April 14, 2000, Prudential Securities was the record holder for other beneficial owners of 50,610,092 Class A shares (or 52.4% of the outstanding Class A shares), 9,220,325 Class B shares (or 45.9% of the outstanding Class B shares), 641,967 Class C shares (or 68.2% of the outstanding Class C shares) and 744,619 Class Z shares (or 6.5% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER


    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential mutual funds." See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 2000, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $74.9 billion. According to the Investment Company Institute, as of September 30, 1999, the Prudential mutual funds were the 20th largest family of mutual funds in the United States.



    The Manager is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of the Manager, serves as the Transfer Agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.



    Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser) to provide subadvisory services to the Fund. The Manager also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian) and the Fund's transfer and dividend disbursing agent. The services of the Manager for the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.



    For its services, the Manager receives, pursuant to the Management Agreement, a fee at an annual rate of 0.50 of 1% of the average daily net assets of the Fund up to $3 billion and .35 of 1% of the average daily net assets of the Fund in excess of $3 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of the Manager, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to the Manager will be reduced by the amount of such excess. Currently, the Fund believes there are no such expense limitations.


    In connection with its management of the corporate affairs of the Fund, the Manager bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's Subadviser;

    (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to the Subadviser pursuant to the subadvisory agreement between the Manager and the Subadviser (the Subadvisory Agreement).


    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager; (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's Subadviser; (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares; (d) the charges and expenses of legal counsel and independent accountants for the Fund; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade associations of which the Fund may be a member; (h) the cost of stock certificates representing shares of the Fund; (i) the cost of fidelity and liability insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes and paying the fees and expenses of notice filings made in accordance with state securities laws; (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.


    The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.


    For the fiscal years ended February 29, 2000, February 28, 1999 and February 28, 1998, the Fund paid management fees to the Manager or its predecessors of $6,136,364, $6,252,699, and $6,507,621, respectively.



    The Manager has entered into the Subadvisory Agreement with the Subadviser, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser was reimbursed by the Manager for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. Effective January 1, 2000, the Subadviser is paid by the Manager at an annual rate of .25 of 1% up to and including $3 billion, and .166 of 1% of over $3 billion of the Fund's average daily net assets. Investment advisory services are provided to the Fund by a unit of the Subadviser, known as Prudential Mutual Fund Investment Management.


    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, the Manager or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


    Prudential Investment's Fixed Income Group includes the following sector teams which may contribute towards security selection in addition to the sector team described in the prospectus (assets under management are as of December 31, 1999).



                                   CORPORATE



ASSETS UNDER MANAGEMENT: $47.3 billion.
TEAM LEADER: Steven Kellner. GENERAL INVESTMENT EXPERIENCE: 13 years. PORTFOLIO MANAGERS: 8. AVERAGE GENERAL INVESTMENT EXPERIENCE: 13 years, which includes team members with significant mutual fund experience.
SECTOR: U.S. investment-grade corporate securities.
INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.



                                  GLOBAL BOND



ASSETS UNDER MANAGEMENT: $3.9 billion.
TEAM LEADERS: Steven Koomar and David Bessey. GENERAL INVESTMENT EXPERIENCE: 13 years and 10 years, respectively.
PORTFOLIO MANAGERS: 5. AVERAGE GENERAL INVESTMENT EXPERIENCE: 9 years, which includes team members with significant mutual fund experience.
SECTOR: Corporate and government securities of foreign issuers.
INVESTMENT STRATEGY: Focus is on higher quality sovereign debt and on high-grade and high yield foreign corporate and emerging market issues.



                                 MONEY MARKETS



ASSETS UNDER MANAGEMENT: $36.0 billion.
TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 16 years.
PORTFOLIO MANAGERS: 9. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.
SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.
INVESTMENT STRATEGY: Focus is on safety of principal, liquidity and controlled risk.



CODE OF ETHICS



    The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the "Codes"). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.


(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS


    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. The Distributor is a subsidiary of Prudential.


    Pursuant to separate Plans of Distribution (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

    The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility communications and sales promotion expenses.


    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and services activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.



    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.



    CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending February 28, 2001. Fee waivers will increase the Fund's total return.



    For the fiscal year ended February 29, 2000, the Distributor received payments of $2,143,964 under the Class A Plan. The amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. The Distributor also received approximately $126,500 in initial sales charges attributable to Class A shares.



    CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25% of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to 1% (not including the service fee) of the average daily net assets of the Class B shares up to $3 billion, .80 of 1% of the next $1 billion of such assets and .50 of 1% of such assets in excess of $4 billion (asset-based sales charge), may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) up to .75 of 1% of the average daily net assets of the Class C shares (asset-based sales charge) may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, initial sales charges. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class B and Class C plans to .825 of 1% and .75 of 1%, of the average daily net assets of the Class B and Class C shares, respectively, for the fiscal year ending February 28, 2001. Fee waivers will increase the Fund's total return.



    CLASS B PLAN. For the fiscal year ended February 29, 2000, the Distributor received $2,168,616 from the Fund under the Class B Plan and collectively spent approximately $1,514,900 in distributing the Class B shares of the Fund. It is estimated that of the latter amount, approximately .1% ($700) was spent on printing and mailing of prospectuses to other than current shareholders, 22.0% ($333,700) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Fund shares; and 77.9% ($1,180,500) on the aggregate of (i) payment of commissions and account servicing fees to financial advisers (50.4% or $763,700), and (ii) an allocation on account of overhead and other branch office distribution-related expenses (27.5% or $416,800). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Prusec and the Distributor in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



    The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the Prospectus. For the fiscal year ended February 29, 2000, the Distributor received approximately $559,000 in contingent deferred sales charges attributable to the Class B shares.



    CLASS C PLAN. For the fiscal year ended February 29, 2000, the Distributor received $67,605 from the Fund under the Class C Plan and spent approximately $85,300 in distributing the Fund's Class C shares. It is estimated that of the latter amount approximately 0% ($0) was spent on printing and mailing of prospectuses to other than current shareholders; 11.3% ($9,700) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 88.7% ($75,600) on the aggregate of
(i) payments of commission and account servicing fees to financial advisors (61.8% or $52,700) and (ii) an allocation of overhead and other branch office distribution-related expenses (26.9% or $22,900). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



    The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by holders of Class C shares upon certain redemptions of Class C shares. For the fiscal year ended February 29, 2000, the Distributor received approximately $12,900 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended February 29, 2000, the Distributor also received approximately $41,500 in initial sales charges with respect to Class C shares.


    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the Class A, B or C Plans or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law.

FEE WAIVERS/SUBSIDIES


    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for Class A, B, and C shares as described above. Fee waivers and subsidies will increase the Fund's total return.


NASD MAXIMUM SALES CHARGE RULE


    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reimbursement of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


(c) OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


    Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account and a new account set-up fee of $2.00 for each manually established shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.



    For the fiscal year ended February 29, 2000, the Fund incurred expenses of approximately $2,024,000 for the services of PMFS.


    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

    In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or its affiliates in any transaction in which Prudential Securities or its affiliates act as principal. Thus, it will not deal in U.S. Government securities with Prudential Securities or its affiliates acting as market maker, and it will not execute a negotiated trade with Prudential or its affiliates if execution involves Prudential Securities or its affiliates acting as principal with respect to any part of the Fund's order.

    Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or its affiliates, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.


    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the best possible combination of favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers and futures commission merchants, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers and futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors.


    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.


    For the fiscal years ended February 29, 2000, February 28, 1999 and February 28, 1998, the Fund paid no brokerage commissions to Prudential Securities.



    The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at February 29, 2000. As of February 29, 2000, the Fund did not hold debt securities of any of its regular brokers and dealers.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION


    The Fund is authorized to issue 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Of the authorized shares of common stock of the Fund, 500 million shares consist of Class A common stock, 500 million shares consist of Class B common stock, 500 million shares consist of Class C common stock and 500 million shares consist of Class Z common stock. Each class of common stock of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, and
(4) only Class B shares have a conversion feature. Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.


    The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares or Class C shares), or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares" in the Prospectus.


    Each class represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charge or distribution and/or service fees) which may affect performance, (2) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. See "Investment Advisory and Other Services--Principal Underwriter, Distributor and Rule 12b-1 Plans" above and "Shareholder Investment Account--Exchange Privilege" below.



    PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested:

your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Government Income Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).



    If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 p.m., New York time), on a business day, you may purchase shares of the Fund as of that day.



    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Government Income Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using federal funds. The minimum amount which may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 4%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares are sold at NAV. Using the Fund's NAV at February 29, 2000, the maximum offering price of the Fund's shares is as follows:



CLASS A
  Net asset value and redemption price per Class A share....  $8.41
  Maximum sales charge (4% of offering price)...............    .35
                                                              -----
  Offering price to public..................................  $8.76
                                                              =====
CLASS B
  Net asset value, offering price and redemption price per
    Class B share*..........................................  $8.41
                                                              =====
CLASS C
  Net asset value and redemption price per Class C share*...  $8.41
  Sales Charge (1% of offering price).......................    .08
                                                              -----
  Offering price to public..................................  $8.49
                                                              =====
CLASS Z
  Net asset value, offering price and redemption price per
    Class Z share...........................................  $8.40
                                                              =====


------------------------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares" in the Prospectus.

SELECTING A PURCHASE ALTERNATIVE

    If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investments for more than 4 years, but less than 5 years, you may consider purchasing Class A shares or Class C shares because: (i) the maximum 4% initial sales charge plus the cumulative annual distribution-related fee on Class A shares; and (ii) the maximum 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares would be lower than the contingent-deferred sales charge plus the cumulative annual distribution-related fee on Class B shares.

    If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge of Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 5 years for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES



    BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.


    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:


    - officers of the Prudential mutual funds (including the Fund)



    - employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent



    - employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer



    - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries



    - members of the Board of Directors of Prudential



    - real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent



    - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer



    - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase



    - investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

    - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts for the accounts of their clients and who charge a management consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)



    - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").



    Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.


    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Step 2: Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.


    An eligible group of related Fund investors includes any combination of the following:


    - an individual



    - the individual's spouse, their children and their parents



    - the individual's and spouse's Individual Retirement Account (IRA)



    - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners)



    - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children



    - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse


    - one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


    The Transfer Agent, Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investors holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.



    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds (Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

    For purposes of the Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates, and through your broker, will not be aggregated to determine the reduced sales charge.



    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.



    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.



    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.


CLASS B SHARES


    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor plus in the case of Class C shares, an initial sales charge of 1%. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


    The Distributor will pay, from its own resources, sales commissions of up to 5% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES


    BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.



    INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT
COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation (Prusec); and (iii) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES



    BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.



    MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:



    - Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services



    - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.



    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



    OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:



    - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option



    - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund)



    - Prudential, with an investment of $10 million or more.


    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.


    PRUARRAY ASSOCIATION BENEFIT PLANS. Class Z shares are also offered to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in a PruArray Plan, provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class Z shares without regard to the assets or number of participants in the individual employer's qualified plans or non-qualified plans so long as the employers in the Association have retirement plan assets in the aggregate of at least $250 million for which Prudential Retirement Services provides participant-level recordkeeping services.



    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of Accumulation may be applied across the classes of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day.



    The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.


SALE OF SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 p.m., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

    If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.


    In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor, or to your broker.



    SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.



    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request, and certificates, if issued, except as indicated below. If you hold shares through a broker payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times
(1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.


    Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.


    REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in party by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the same fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised, to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege may affect federal tax treatment of the redemption.



CONTINGENT DEFERRED SALES CHARGE



    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased prior to November 2, 1998), will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.



    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account--Exchange Privilege" below.


    The following table sets forth the rate of the CDSC applicable to redemptions of Class B shares:

                                                          CONTINGENT DEFERRED SALES
                                                           CHARGE AS A PERCENTAGE
                  YEAR SINCE PURCHASE                      OF DOLLARS INVESTED OR
                      PAYMENT MADE                           REDEMPTION PROCEEDS
--------------------------------------------------------  -------------------------
First...................................................            5.0%
Second..................................................            4.0%
Third...................................................            3.0%
Fourth..................................................            2.0%
Fifth...................................................            1.0%
Sixth...................................................            1.0%
Seventh.................................................       None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


    WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.



    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.



    Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account, or units of The Stable Value Fund.



    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.



    In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.


    You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

    In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                             REQUIRED DOCUMENTATION
Death                                          A copy of the shareholder's death certificate
                                               or, in the case of a trust, a copy of the
                                               grantor's death certificate, plus a copy of
                                               the trust agreement identifying the grantor.
Disability--An individual will be considered   A copy of the Social Security Administration
disabled if he or she is unable to engage in   award letter or a letter from a physician on
any substantial gainful activity by reason of  the physician's letterhead stating that the any medically determinable physical or mental  shareholder (or, in the case of a trust, the impairment which can be expected to result in  grantor (a copy of the trust agreement
death or to be of long-continued and           identifying the grantor will be required as
indefinite duration.                           well)) is permanently disabled. The letter
                                               must also indicate the date of disability.
Distribution from an IRA or 403(b) Custodial   A copy of the distribution form from the
Account                                        custodial firm indicating (i) the date of
                                               birth of the shareholder and (ii) that the
                                               shareholder is over age 59 1/2 and is taking
                                               a normal distribution--signed by the
                                               shareholder.
Distribution from Retirement Plan              A letter signed by the plan
                                               administrator/trustee indicating the reason
                                               for the distribution.
Excess Contributions                           A letter from the shareholder (for an IRA) or
                                               the plan administrator/trustee on company
                                               letterhead indicating the amount of the
                                               excess and whether or not taxes have been
                                               paid.



    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLARS INVESTED
                                                 OR REDEMPTION PROCEEDS
        YEAR SINCE PURCHASE          ----------------------------------------------
           PAYMENT MADE               $500,001 TO $1 MILLION       OVER $1 MILLION
-----------------------------------  ------------------------      ----------------
First..............................                3.0%                    2.0%
Second.............................                2.0%                    1.0%
Third..............................                1.0%                    0  %
Fourth and thereafter..............                0  %                    0  %

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES



    BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.


CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchase of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the payment date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to CDSC upon redemption.


EXCHANGE PRIVILEGE


    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.


    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.


    If you hold certificates, the certificates must be returned in order for the shares to be exchanged.


    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.


    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.


    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc.
       Prudential Tax-Free Money Fund, Inc.


    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc., a money market mutual fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.



    Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C, respectively, shares of other funds without being subject to any CDSC.


    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.



    Additional details about the exchange privilege for each of the Prudential mutual funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The exchange privilege may be modified, terminated or suspended on sixty (60) days' notice, and any fund, including the Fund, or Prudential Securities, has the right to reject any exchange application relating to such Fund's shares.


    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.


    The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential mutual funds which permit investment by the Prudential Securities Cash Balance Pension Plan.



    Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. See "How to Buy, Sell and Exchange Shares of the Fund--Frequent Trading" in the Prospectus.


DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

------------------------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for its 1993-1994 academic year.

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                              $100,000   $150,000   $200,000   $250,000
------------------------------------------------  --------   --------   --------   --------
25 Years........................................   $  105     $  158     $  210     $  263
20 Years........................................      170        255        340        424
15 Years........................................      289        433        578        722
10 Years........................................      547        820      1,093      1,366
 5 Years........................................    1,361      2,041      2,721      3,402
See "Automatic Investment Plan (AIP)" below.

------------------------
(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)


    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Prudential Securities COMMAND Account) to be debited to invest specified dollar amounts for subsequent investment into the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.


    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN


    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares-- Contingent Deferred Sales Charge" in the Prospectus.



    In the case of shares held through the Transfer Agent (1) a $10,000 minimum account values applies, (2) systematic withdrawals may not be for less than $100 and (3) all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the Fund in order for the shareholder to participate in the plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.



    The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.



    Systematic withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.



    Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to
(1) the purchase of Class A and Class C shares and (2) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS


    Various tax-deferred retirement plans, including 401(k) plans, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through Prudential Securities. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment, administration and custodial fees as well as other plan details are available from Prudential Securities or the Transfer Agent.


    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS


    INDIVIDUAL RETIREMENT ACCOUNTS. An Individual Retirement Account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn (or, in the case of a Roth IRA, the avoidance of federal income tax on such income). The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.


                          TAX-DEFERRED COMPOUNDING(1)
                  CONTRIBUTIONS           PERSONAL
                  MADE OVER:              SAVINGS       IRA
                  -------------           --------    --------
                  10 years............    $ 26,165    $ 31,291
                  15 years............      44,675      58,649
                  20 years............      68,109      98,846
                  25 years............      97,780     157,909
                  30 years............     135,346     244,692

------------------------
(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions under the Internal Revenue Code will not be subject to tax withdrawal from the account.

MUTUAL FUND PROGRAMS


    From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


    The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in a program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute a program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE


    The price an investor pays for each share is based on the share value. The Fund's share value--known as the net asset value per share or NAV--is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 p.m., New York time.

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of each U.S. Government security for which quotations are available will be based on the valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Options on U.S. Government securities traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange. Futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade or, if there was no sale on such day, the mean between the most recently quoted bid and asked prices on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day; at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.



    The Fund will compute its NAV at 4:15 p.m., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 p.m., New York time.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS


    The Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires the Fund to, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of stock, securities or foreign currencies) from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies or other income related to its business of investing in such stock or securities and currencies, including, but not limited to, gains derived from options and futures on such securities or foreign currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and no more than 10% of the outstanding voting securities of any such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). These requirements may limit the Fund's ability to engage in or close out transactions involving options on securities, interest rate futures and options thereon.


    The Fund has received a private letter ruling from the Internal Revenue Service (IRS) to the effect that the Fund's investments in options on U.S. Government securities, in interest rate futures contracts and in options thereon will be treated as "securities" for purposes of the foregoing requirements for qualification under Subchapter M of the Internal Revenue Code.

    As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and short-term capital gains earned in each year. A 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain distribution requirements by the end of each calendar year. The Fund intends to make sufficient distributions to avoid imposition of excise tax.

    Distributions of net investment income and net short-term capital gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net capital gains (the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital loss), if any, are taxable as capital gains regardless of how long the investor has held his or her Fund shares. The maximum capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income. Shareholders will be notified annually by the Fund as to the federal tax status of distributions made by the Fund. Dividends paid by the Fund will not be subject to the dividends received deduction available to corporations. Distributions and gains from the sale, redemption or exchange of shares of the Fund may be subject to additional state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local or foreign taxes.



    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.


    Dividends and distributions generally are taxable to shareholders in the year in which they are received; however, dividends declared in October, November and December and paid on the following January will be treated as having been paid on December 31 of such prior year. Under this rule, a shareholder may be taxed in one year on dividends received in the following January.


    Any dividends or capital gains distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or capital gains distributions. Furthermore, such dividends or capital gains distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions, which are expected to be or have been announced.



    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends or distributions unless the dividends or distributions are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.


    Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than 12 months and capital gain taxable at the maximum rate of 20% if such shares were held for more than 12 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such loss will be treated as long-term capital loss if such shares were held for more than 12 months. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.


    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares. Under certain circumstances, a shareholder who acquires shares of the Fund and sells, exchanges or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.


    Although the Fund does not receive interest payments on zero-coupon bonds in cash, it is required to accrue interest on such bonds for tax purposes. Accordingly, in order to meet the distribution requirements discussed above, the Fund may have to liquidate securities or borrow money. To date, the Fund has not engaged in borrowing or liquidated securities solely or primarily for the purpose of meeting income distribution requirements attributable to investments in zero coupon bonds.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject since the amount of the Fund's assets to be invested in various countries will vary.


    The Fund has a capital loss carryforward for federal income tax purposes as of February 29, 2000 of approximately $124,629,000, of which $17,809,000 expires in 2001, $2,920,000 expires in 2002, $66,560,000 expires in 2003, $717,000 expires in 2004, $17,950,000 expires in 2005, and $18,673,000 expires in 2008.


    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."


    LISTED OPTIONS AND FUTURES. Exchange-traded futures contracts, listed options on futures contracts and listed options on U.S. Government securities constitute "Section 1256 contracts" under the Internal Revenue Code.
Section 1256 contracts are required to be "marked-to-market" at the end of the Fund's tax year; that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Sixty percent of any gain or loss recognized as a result of such "deemed sales" will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss.


    If the Fund holds a U.S. Government security which is offset by a Section 1256 contract, the Fund is considered to hold a "mixed straddle". The Fund may elect whether to make a straddle-by-straddle identification of mixed straddles. By electing to identify its mixed straddles, the Fund can avoid the application of certain rules which could, in some circumstances, cause deferral or disallowance of losses, the change of long-term capital gains into short-term capital gains, or the change of short-term capital losses into long-term capital losses. Nevertheless, the Fund would be subject to the following rules.

    If the Fund owns a U.S. Government security and acquires an offsetting
Section 1256 contract in a transaction which the Fund elects to identify as a mixed straddle, the acquisition of the offsetting position will result in recognition of the unrealized gain or loss on the U.S. Government security. This gain or loss will be long-term or short-term depending on the holding period of the security at the time the mixed straddle is entered into. This recognition of unrealized gain or loss will be taken into account in determining the amount of income available for the Fund's quarterly distributions, and can result in an amount which is greater or less than the Fund's net realized gains being available for such distributions. If an amount which is less than the Fund's net realized gains is available for distribution, the Fund may elect to distribute more than such available amount, up to the full amount of such net realized gains.

    The rules for determining whether gain or loss upon exercise, expiration or termination of an identified mixed straddle will be treated as long-term, short-term, or sixty percent long-term and forty percent short-term are complex. In general, which treatment applies will depend upon the order of disposition of the Section 1256 and the non-Section 1256 positions of a straddle and whether all or fewer than all of such positions are disposed of on any day.

    If the Fund does not elect to identify a mixed straddle, no recognition of gain or loss on the U.S. Government securities in the Fund's portfolio will result when the mixed straddle is entered into. However, any gains or losses realized on the straddle will be governed by a number of tax rules which might, under certain circumstances, defer or disallow the losses in whole or in part, change long-term gains into short-term gains, change short-term losses into long-term losses, or change capital gains into ordinary income. A deferral or disallowance of recognition of a realized loss may result in the Fund being required to distribute an amount greater than the Fund's net realized gains.

    The Fund may also elect under Section 1256(d) of the Internal Revenue Code that the provisions of Section 1256 will not apply to Section 1256 contracts which are part of a mixed straddle. In the case of such an election, the taxation of options on U.S. Government securities and the taxation of futures will be governed by provisions of the Internal Revenue Code dealing with taxation of capital assets generally.

    OTC OPTIONS. Non-listed options on U.S. Government securities (OTC options) are not Section 1256 contracts. If an OTC option written by the Fund on U.S. Government securities expires, the amount of the premium will be treated as short-term capital gain. If the option is terminated through a closing purchase transaction, the Fund will generally recognize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If U.S. Government securities are delivered by the Fund upon exercise of a written call option, or sold to the Fund upon exercise of a written put option, the premium received when the option was written will be treated as an addition to the proceeds received in the case of the call option, or a decrease in the cost basis of the security received in the case of a put option. The gain or loss realized on the exercise of a written call option will be long-term or short-term depending upon the holding period of the U.S. Government security delivered.

    The premium paid for a purchased put or call option is a capital expenditure, and loss will be realized on the expiration, and gain or loss will be realized upon the sale of, a put or call option. The characterization of the gain or loss as short-term or long-term will depend upon the holding period of the option. If U.S. Government securities are purchased by the Fund upon exercise of a purchased call option, or delivered by the Fund upon exercise of a purchased put option, the premium paid when the option was purchased will be treated as an addition to the basis of the securities purchased in the case of a call option, or as a decrease in the proceeds received for the securities delivered in the case of a put option.

    Losses realized on straddles which include a purchased put option, can, under certain circumstances, be subject to a number of tax rules which might defer or disallow the losses in whole or in part, change long-term gains into short-term gains, change short-term losses into long-term losses, or change capital gains into ordinary income. As noted above, a deferral or disallowance of recognition of realized loss can result in the Fund being required to distribute an amount greater than the Fund's net realized gains.

    PENNSYLVANIA PERSONAL PROPERTY TAX. The Fund has obtained a written letter of determination from the Pennsylvania Department of Revenue that the Fund is subject to the Pennsylvania foreign franchise and corporate net income tax. Accordingly, it is expected that Fund shares will be exempt from Pennsylvania personal property taxes. The Fund anticipates that it will continue such business activities but reserves the right to suspend them at any time, resulting in the termination of the exemption.

                            PERFORMANCE INFORMATION

    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period.

    Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)TO THE POWER OF 6 - 1]
                             cd

    Where:  a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.


    The yield for the 30-day period ended February 29, 2000 with the waiver of distribution and service (12b-1) fees and/ or expense subsidization for the Fund's Class A, Class B, Class C and Class Z shares was 5.91%, 5.59%, 5.61% and 6.41%, respectively. The yield for the 30-day period ended February 29, 2000 without waiver of distribution and service (12b-1) fees and/or expense subsidization for the Fund's Class A, Class B, Class C and Class Z shares was 5.91%, 5.59%, 5.61%, and 6.41%, respectively.


    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the Fund is held, but also on any realized or unrealized gains and losses and changes in the Fund's expenses.

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time also advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                         P(1+T)TO THE POWER OF n = ERV

Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
       ERV = ending redeemable value of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Average annual return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    Below are the average annual total returns for the Fund's share classes for the periods ended February 29, 2000.



  WITH WAIVER AND/OR
   EXPENSE SUBSIDY          1 YEAR         5 YEARS         10 YEARS       SINCE INCEPTION
----------------------  --------------  --------------  ---------------  -----------------
Class A...............       -4.14%           5.37%             6.59%      6.46%(1-22-90)
Class B...............       -5.83%           5.36%             6.26%      6.99%(4-22-85)
Class C...............       -2.75%           5.39%              N/A       5.33%(8-1-94)
Class Z...............        0.09%            N/A               N/A       4.72%(3-4-96)



WITHOUT WAIVER AND/OR
   EXPENSE SUBSIDY*         1 YEAR         5 YEARS         10 YEARS       SINCE INCEPTION
----------------------  --------------  --------------  ---------------  -----------------
Class A...............       -4.14%           5.37%             6.59%      6.46%(1-22-90)
Class B...............       -5.83%           5.36%             6.26%      6.92%(4-22-85)
Class C...............       -2.75%           5.39%              N/A       5.33%(8-1-94)
Class Z...............        0.09%            N/A               N/A       4.72%(3-4-96)


    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

    Where: P = a hypothetical initial payment of $1000.
           ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    Below are the aggregate total returns for the Fund's share classes for the periods ended February 29, 2000.



  WITH WAIVER AND/OR
   EXPENSE SUBSIDY          1 YEAR            5 YEARS          10 YEARS        SINCE INCEPTION
----------------------  ---------------   ---------------   ---------------   -----------------
Class A...............           -0.15%            35.28%          97.25%      96.11%(1-22-90)
Class B...............           -0.83%            30.80%          83.49%     172.77%(4-22-85)
Class C...............           -0.76%            31.31%            N/A       34.93%(8-1-94)
Class Z...............            0.09%              N/A             N/A       20.23%(3-4-96)



WITHOUT WAIVER AND/OR
   EXPENSE SUBSIDY*         1 YEAR         5 YEARS         10 YEARS       SINCE INCEPTION
----------------------  --------------  --------------  ---------------  -----------------
Class A...............       -0.15%          35.28%            97.25%     96.11%(1-22-90)
Class B...............       -0.83%          30.80%            83.49%    170.17%(4-22-85)
Class C...............       -0.76%          31.31%              N/A      34.93%(8-1-94)
Class Z...............        0.09%            N/A               N/A      20.23%(3-4-96)



    ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.



    From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund interest holders and may refer to Lipper rankings or Morningstar ratings, other related analyses supporting those ratings, other industry publications, business periodicals and market indices. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.



    Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

A LOOK AT PERFORMANCE
  OVER THE LONG-TERM
AVERAGE ANNUAL RETURNS
 12/31/25 - 12/31/99
    COMMON STOCKS       LONG-TERM GOVT. BONDS  INFLATION
11.4%                                    5.1%       3.1%


(1)Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 29, 2000

Principal
Amount
(000)            Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  103.2%
-------------------------------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Throughs  38.6%
                 Federal Home Loan Mortgage Corp.,
$    9,703       5.75%, 4/15/10                                      $    9,430,180
       386(c)    7.50%, 6/01/24                                                 381
     4,000       8.00%, 1/01/22 - 5/01/23                                 4,036,879
     1,838       8.50%, 12/01/10 - 3/01/20                                1,873,817
     4,043       9.00%, 1/01/20                                           4,164,442
       946       11.50%, 10/01/19                                         1,027,414
                 Federal National Mortgage Assoc.,
    94,500(a)    6.00%, 3/01/15 - 3/01/30                                87,999,005
    87,427(a)    7.00%, 7/01/03 - 3/01/30                                83,983,594
    31,059       7.125%, 2/01/07                                         30,408,331
    66,394(a)    7.50%, 12/01/06 - 3/01/30                               65,693,260
         7(b)    8.00%, 10/01/24                                              7,270
     2,310       8.50%, 6/01/17 - 3/01/25                                 2,370,307
     3,101       9.00%, 8/01/24 - 4/01/25                                 3,208,802
       635       9.50%, 10/01/19 - 3/01/25                                  668,805
                 Government National Mortgage Assoc.,
    83,187       7.00%, 2/15/09 - 3/01/30                                79,991,933
    40,868(b)    7.50%, 5/15/02 - 3/01/30                                40,341,417
       601       8.00%, 7/15/16 - 3/15/24                                   606,666
     7,705       9.50%, 10/15/09 - 12/15/17                               8,167,663
                 Government National Mortgage Assoc. II,
     1,275       9.50%, 5/20/18 - 7/20/21                                 1,337,408
                                                                     --------------
                 Total U.S. Government Agency Mortgage
                  Pass-Throughs
                  (cost $423,849,686)                                   425,317,574
-------------------------------------------------------------------------------------
U.S. Government Obligations  34.9%
                 United States Treasury Bonds,
    10,000       7.125%, 2/15/23                                         10,857,800
    20,000(e)    8.125%, 8/15/19                                         23,659,400
    30,400       8.125%, 8/15/21                                         36,332,864
    20,000(b)    8.75%, 5/15/17                                          24,634,400
    12,000       8.75%, 8/15/20                                          15,105,000
    42,800(b)    10.00%, 5/15/10                                         48,584,848
     3,000(b)    12.00%, 8/15/13                                          3,986,730

                                     B-53     See Notes to Financial Statements
       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 29, 2000 Cont'd.

Principal
Amount
(000)            Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
                 United States Treasury Bonds,
$    6,300(b)    12.50%, 8/15/14                                     $    8,775,711
    68,400(b)    12.75%, 11/15/10                                        87,124,500
                 United States Treasury Notes,
    29,750(d)    6.50%, 2/15/10                                          29,926,715
    44,000(b)    11.75%, 2/15/10                                         52,902,960
                 United States Treasury Strips,
     6,100       Zero Coupon, 11/15/09                                    3,219,092
    81,500       Zero Coupon, 11/15/15                                   30,116,695
    27,000       Zero Coupon, 5/15/17                                     9,148,410
                                                                     --------------
                 Total U.S. Government Obligations
                  (cost $413,860,814)                                   384,375,125
-------------------------------------------------------------------------------------
U.S. Government Agency Securities  20.0%
    25,000(b)    Federal Home Loan Bank,
                  5.75%, 10/15/07                                        24,562,500
                 Federal National Mortgage Assoc., M.T.N.,
    13,500       5.875%, 4/23/04                                         12,841,875
    40,000(b)    6.06%, 5/21/03                                          38,612,400
    15,000       6.30%, 9/25/02                                          14,688,300
                 Small Business Administration,
    15,414       Ser. 1995-20B, 8.15%, 2/01/15                           15,775,241
    19,707       Ser. 1995-20L, 6.45%, 12/01/15                          18,510,416
    28,363       Ser. 1996-20H, 7.25%, 8/01/16                           27,733,810
    17,145       Ser. 1996-20K, 6.95%, 11/01/16                          16,507,287
     8,648       Ser. 1997-20A, 7.15%, 1/01/17                            8,409,588
    13,827       Ser. 1998-20I, 6.00%, 9/01/18                           12,564,587
                 Tennessee Valley Authority,
       600       Ser. 1993-D, 7.25%, 7/15/43                                565,536
    30,000(b)    Ser. 1995-B, 6.235%, 7/15/45                            29,751,000
                                                                     --------------
                 Total U.S. Government Agency Securities
                  (cost $230,427,757)                                   220,522,540

See Notes to Financial Statements    B-54
       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 29, 2000 Cont'd.

Principal
Amount
(000)            Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
Corporate Bonds  6.9%
$   22,000(b)    Merck and Co.,
                  5.76%, 5/03/37, M.T.N.                             $   22,000,000
    55,000(d)    New Jersey Economic Development Authority,
                  Ser. A, 7.425%, 2/15/29                                53,728,125
                                                                     --------------
                 Total Corporate Bonds (cost $79,214,850)                75,728,125
-------------------------------------------------------------------------------------
Collateralized Mortgage Obligation  0.7%
     4,564       Resolution Trust Corp.,
                  Ser. 1994-1, Class B2,
                  7.75%, 9/25/29                                          4,385,390
       997       Ryland Mortgage Participation Securities,
                  Ser. 1993-3, Class A3,
                  7.061%, 9/25/24, (ARM)                                    946,701
     2,207       Structured Asset Securities Corp.,
                  Ser. 1995-C1, Class C,
                  7.375%, 9/25/24                                         2,200,985
                                                                     --------------
                 Total Collateralized Mortgage Obligation
                  (cost $7,379,232)                                       7,533,076
-------------------------------------------------------------------------------------
U.S. Government Agency - Stripped Security  1.2%
     5,000       Financing Corp.,
                  Zero Coupon, 3/07/04                                    3,767,800
    19,543       Israel AID,
                  Zero Coupon, 8/15/09                                   10,059,404
                                                                     --------------
                 Total U.S. Government Agency-Stripped Security
                  (cost $13,863,091)                                     13,827,204
-------------------------------------------------------------------------------------
Asset Backed Securities  0.9%
    10,000       Aesop Funding II LLC,
                  Ser. 1997-1, Class A2,
                  6.40%, 10/20/03
                 (cost $9,998,438)                                        9,797,118
                                                                     --------------
                 Total Long-Term Investments (cost $1,178,593,868)    1,137,100,762

                                     B-55     See Notes to Financial Statements
       Prudential Government Income Fund, Inc.
             Portfolio of Investments as of February 29, 2000 Cont'd.

Principal
Amount
(000)            Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  20.0%
-------------------------------------------------------------------------------------
Corporate Bonds  10.2%
$   18,000       Invensys PLC,
                  5.90%, 3/01/00                                     $   18,000,000
    44,000       SBC Communications, Inc.,
                  5.80%, 3/13/00                                         43,914,933
    13,700       Transamerica Finance Corp.,
                  5.80%, 3/08/00                                         13,684,550
     8,931       Triple A One Funding Corp.,
                  5.82%, 3/09/00                                          8,919,449
    28,200       5.82%, 3/10/00                                          28,158,969
                                                                     --------------
                 Total Corporate Bonds (cost $112,677,901)              112,677,901
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT  9.8%
   107,913       Joint Repurchase Agreement Account,
                  5.66%, 3/01/00
                  (cost $107,913,000; Note 5)                           107,913,000
                                                                     --------------
                 Total Short-Term Investments (cost $220,590,901)       220,590,901
                 Total Investments  123.2% (cost $1,399,184,769;
                  Note 4)                                             1,357,691,663
                 Liabilities in excess of other assets  (23.2%)        (255,780,536)
                                                                     --------------
                 Net Assets  100%                                    $1,101,911,127
                                                                     --------------
                                                                     --------------

------------------------------
AID--Agency for International Development
ARM--Adjustable Rate Mortgage
M.T.N.--Medium-Term Note
(a) Partial principal amount of $189,745,000 represents a to-be-announced ('TBA') mortgage dollar roll, see Notes 1 and 4.
(b) Partial principal amount pledged as collateral for mortgage dollar roll.
(c) Represents actual principal amount (not rounded to nearest thousand).
(d) Securities, or portion thereof, on loan, see Note 4.
(e) Partial principal amount pledged as collateral for financial future contracts.
See Notes to Financial Statements    B-56

       Prudential Government Income Fund, Inc.
             Statement of Assets and Liabilities

                                                                 February 29, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments including repurchase agreement, at value
   (cost $1,399,184,769)                                          $ 1,357,691,663
Cash                                                                      360,790
Receivable for investments sold                                       153,155,594
Interest receivable                                                    11,205,976
Receivable for Fund shares sold                                           659,834
Prepaid expenses and other assets                                         198,968
                                                                 -----------------
      Total assets                                                  1,523,272,825
                                                                 -----------------
LIABILITIES
Payable for investments purchased                                     416,097,146
Payable for Fund shares reacquired                                      3,120,412
Accrued expenses and other liabilities                                    952,208
Management fee payable                                                    439,270
Dividends payable                                                         397,495
Distribution fee payable                                                  293,495
Due to broker - variation margin                                           61,672
                                                                 -----------------
      Total liabilities                                               421,361,698
                                                                 -----------------
NET ASSETS                                                        $ 1,101,911,127
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Common stock, at par                                           $     1,310,526
   Paid-in capital in excess of par                                 1,284,768,029
                                                                 -----------------
                                                                    1,286,078,555
   Accumulated net realized loss on investments                      (142,627,228)
   Net unrealized depreciation on investments                         (41,540,200)
                                                                 -----------------
Net assets, February 29, 2000                                     $ 1,101,911,127
                                                                 -----------------
                                                                 -----------------

                                     B-57     See Notes to Financial Statements
       Prudential Government Income Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                 February 29, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($806,619,622 DIVIDED BY 95,936,576 shares of common stock
      issued and outstanding)                                               $8.41
   Maximum sales charge (4% of offering price)                                .35
                                                                 -----------------
   Maximum offering price to public                                         $8.76
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($193,393,517 DIVIDED BY 22,985,362 shares of common stock
      issued and outstanding)                                               $8.41
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share
      ($8,508,350 DIVIDED BY 1,011,211 shares of common stock issued
      and outstanding)                                                      $8.41
   Sales charge (1% of offering price)                                        .08
                                                                 -----------------
   Offering price to public                                                 $8.49
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($93,389,638 DIVIDED BY 11,119,437 shares of common stock
      issued and outstanding)                                               $8.40
                                                                 -----------------
                                                                 -----------------

See Notes to Financial Statements    B-58

       Prudential Government Income Fund, Inc.
             Statement of Operations

                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $  89,843,725
                                                                 -----------------
Expenses
   Management fee                                                      6,136,364
   Distribution fee--Class A                                           2,143,964
   Distribution fee--Class B                                           2,168,616
   Distribution fee--Class C                                              67,605
   Transfer agent's fees and expenses                                  2,024,000
   Reports to shareholders                                               115,000
   Custodian's fees and expenses                                          86,000
   Audit fee and expenses                                                 44,000
   Directors' fees and expenses                                           27,000
   Registration fees                                                      25,000
   Insurance expense                                                      19,000
   Legal fees and expenses                                                10,000
   Miscellaneous                                                             678
                                                                 -----------------
      Total expenses                                                  12,867,227
                                                                 -----------------
Net investment income                                                 76,976,498
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
   Investment transactions                                           (34,938,279)
   Financial futures contracts                                        (1,732,583)
                                                                 -----------------
                                                                     (36,670,862)
                                                                 -----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                       (45,313,972)
   Financial futures contracts                                           (47,094)
                                                                 -----------------
                                                                     (45,361,066)
                                                                 -----------------
Net loss on investments                                              (82,031,928)
                                                                 -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  (5,055,430)
                                                                 -----------------
                                                                 -----------------

                                     B-59     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Statement of Changes in Net Assets

                                                            Year Ended
                                                         February 28/29,
                                                 --------------------------------
                                                      2000              1999
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $   76,976,498    $   73,602,481
   Net realized gain (loss) on investment
      transactions                                  (36,670,862)       23,727,086
   Net change in unrealized
      appreciation/depreciation on investments      (45,361,066)      (36,161,034)
                                                 --------------    --------------
   Net increase (decrease) in net assets
      resulting from operations                      (5,055,430)       61,168,533
                                                 --------------    --------------
   Dividends from net investment income (Note
      1)
   Class A                                          (54,772,627)      (50,553,420)
   Class B                                          (15,174,492)      (17,378,979)
   Class C                                             (531,416)         (268,163)
   Class Z                                           (6,497,963)       (5,401,919)
                                                 --------------    --------------
                                                    (76,976,498)      (73,602,481)
                                                 --------------    --------------
   Fund share transactions (net of share
      conversions) (Note 6):
   Net proceeds from shares subscribed              242,255,365       393,970,010
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends                                      51,114,813        47,502,780
   Cost of shares reacquired                       (453,755,385)     (337,878,336)
                                                 --------------    --------------
   Net increase (decrease) in net assets from
      Fund share transactions                      (160,385,207)      103,594,454
                                                 --------------    --------------
      Total increase (decrease)                    (242,417,135)       91,160,506
NET ASSETS
Beginning of year                                 1,344,328,262     1,253,167,756
                                                 --------------    --------------
End of year                                      $1,101,911,127    $1,344,328,262
                                                 --------------    --------------
                                                 --------------    --------------

See Notes to Financial Statements    B-60

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements
      Prudential Government Income Fund, Inc., (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985. The Fund's investment objective is to seek high current income. The Fund will seek to achieve this objective by investing primarily in U.S. Government Securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury, and obligations, including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
      Security Valuation:    The Fund values portfolio securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of current market quotations provided by dealers or by a pricing service approved by the Board of Directors, which uses information such as quotations from dealers, market transactions in comparable securities, various relationships between securities and calculations on yield to maturity in determining values. Financial futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Should an extraordinary event, which is likely to affect the value of a security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established under the general supervision of the Fund's Board of Directors.
      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
      Repurchase Agreements:    In connection with repurchase agreements with
U.S. financial institutions, it is the Fund's policy that its custodian, or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase agreement transaction, including accrued interest. To the extent that any repurchase agreement transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.
      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
      Dollar Rolls:    The Fund enters into mortgage dollar rolls in which the
Fund sells mortgage securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.
      Securities Lending:    The Fund may lend its U.S. Government securities to
broker-dealers or government securities dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.
       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund accretes discount on portfolio securities as adjustments to interest income. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Dividends and Distributions:    The Fund declares daily and pays monthly
dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management, LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50 of 1% of the Fund's average daily net assets up to $3 billion and .35 of 1% of the average daily net assets of the Fund in excess of $3 billion.
      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them.
       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.
The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.
      Pursuant to the Class A Plan, the Fund compensates PIMS for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .25 of 1% of the average daily net assets of the Class A shares for the year ended February 29, 2000.
      Pursuant to the Class B Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class B shares. Such expenses under the Class B Plan were .825 of 1% of the average daily net assets of the Class B shares for the year ended February 29, 2000.
      Pursuant to the Class C Plan, the Fund compensates PIMS for its distribution-related activities at an annual rate of up to 1% of the average daily net assets of the Class C shares. Such expenses under the Class C Plan were .75 of 1% of the average daily net assets of the Class C shares for the year ended February 29, 2000.
      PIMS has advised the Fund that it received approximately $126,500 and $41,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended February 29, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the Fund that for the year ended February 29, 2000 it received approximately $559,000 and $12,900 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.
      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.
      As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. For the period 3/11/99 - 3/9/00, the commitment fee on the unused portion of the credit facility was .065 of 1%. Subsequent to March 9, 2000, the SCA was renewed with a maximum commitment of $1 billion at a commitment fee of .080 of 1% of the unused portion of the facility. The expiration date of the SCA is March 9, 2001. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000.

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.
The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended February 29, 2000. The purpose of the credit agreements is to serve as an alternative source of funding for capital share redemptions.
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended February 29, 2000, the Fund incurred fees of approximately $2,023,200 for the services of PMFS. As of February 29, 2000, approximately $162,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended February 29, 2000, were $823,297,537 and $859,516,205, respectively.
      During the year ended February 29, 2000, the Fund entered into financial futures contracts. Details of open contracts at February 29, 2000 are as follows:

                                                                      Value at         Unrealized
Number of                            Expiration      Value at       February 29,      Appreciation
Contracts            Type               Date        Trade Date          2000         (Depreciation)
---------     ------------------    ------------    -----------     ------------     --------------
              Short positions:      Mar.
   271        10 yr. T-Note         2000            $25,829,688     $ 25,952,485       $ (122,797)
                                    Mar.
    95        10 yr. T-Note         2000              9,173,437        9,097,734           75,703
                                                                                     --------------
                                                                                       $  (47,094)
                                                                                     --------------
                                                                                     --------------

      The federal income tax basis of the Fund's investments at February 29, 2000 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $41,493,106 (gross unrealized appreciation-$4,261,440; gross unrealized depreciation-$45,754,546).
      The Fund had a capital loss carryforward as of February 29, 2000 of approximately $124,629,000 of which $17,809,000 expires in 2001, $2,920,000 expires in 2002, $66,560,000 expires in 2003, $717,000 expires in 2004,
$17,950,000 expires in 2005, and $18,673,000 expires in 2008. Accordingly, no

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.
capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.
      The average balance of dollar rolls outstanding during the year ended February 29, 2000 was approximately $30,121,000. The amount of dollar rolls outstanding at February 29, 2000 was $179,103,191 (principal $189,745,000), which was 11.8% of total assets.
      As of February 29, 2000, the Fund had securities on loan with an aggregate market value of $34,811,090. As of this date, the collateral held for securities on loan was comprised of U.S. government securities with an aggregate market value of $35,734,609.
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of February 29, 2000, the Fund had a 14.18% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $107,913,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:
      Bear, Stearns & Co., Inc., 5.78%, in the principal amount of $130,000,000, repurchase price $130,020,872, due 3/1/00. The value of the collateral including accrued interest was $133,586,248.
      Credit Suisse First Boston Corp., 5.80%, in the principal amount of $150,000,000, repurchase price $150,024,167, due 3/1/00. The value of the collateral including accrued interest was $155,522,342.
      Deutsche Bank Securities, Inc., 5.48%, in the principal amount of $241,170,000, repurchase price $241,206,711, due 3/1/00. The value of the collateral including accrued interest was $245,993,670.
      Warburg Dillon Read LLC, 5.55%, in the principal amount of $80,000,000, repurchase price $80,012,333, due 3/1/00. The value of the collateral including accrued interest was $81,604,059.
      Warburg Dillon Read LLC, 5.75%, in the principal amount of $160,000,000, repurchase price $160,025,556, due 3/1/00. The value of the collateral including accrued interest was $163,202,757.
       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.
      There are 2 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, B, C and Class Z common stock, each of which consists of 500,000,000 authorized shares.
      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended February 29, 2000:
Shares sold...............................................   16,424,755    $ 141,843,573
Shares issued in reinvestment of dividends................    4,001,400       34,524,034
Shares reacquired.........................................  (28,860,546)    (248,688,001)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion......   (8,434,391)     (72,320,394)
Shares issued upon conversion from Class B................    4,701,032       40,767,586
                                                            -----------    -------------
Net decrease in shares outstanding........................   (3,733,359)   $ (31,552,808)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 1999:
Shares sold...............................................   11,337,948    $ 103,420,990
Shares issued in connection with the acquisition of
  Prudential Mortgage Income Fund.........................    9,218,999       85,302,295
Shares issued in reinvestment of dividends................    3,393,079       30,992,330
Shares reacquired.........................................  (18,175,930)    (166,229,454)
                                                            -----------    -------------
Net increase in shares outstanding before conversion......    5,774,096       53,486,161
Shares issued upon conversion from Class B................    3,289,549       30,222,531
                                                            -----------    -------------
Net increase in shares outstanding........................    9,063,645    $  83,708,692
                                                            -----------    -------------
                                                            -----------    -------------

Class B
----------------------------------------------------------

Year ended February 29, 2000:
Shares sold...............................................    3,881,043    $  33,796,581
Shares issued in reinvestment of dividends................    1,123,997        9,731,345
Shares reacquired.........................................  (15,538,651)    (134,608,190)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion......  (10,533,611)     (91,080,264)
Shares reacquired upon conversion into Class A............   (4,695,615)     (40,767,586)
                                                            -----------    -------------
Net decrease in shares outstanding........................  (15,229,226)   $(131,847,850)
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Government Income Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended February 28, 1999:
Shares sold...............................................    8,957,322    $  82,525,127
Shares issued in connection with the acquisition of
  Prudential Mortgage Income Fund.........................    5,348,280       49,472,834
Shares issued in reinvestment of dividends................    1,197,788       10,945,704
Shares reacquired.........................................  (12,229,393)    (112,158,657)
                                                            -----------    -------------
Net increase in shares outstanding before conversion......    3,273,997       30,785,008
Shares reacquired upon conversion into Class A............   (3,285,972)     (30,222,531)
                                                            -----------    -------------
Net decrease in shares outstanding........................      (11,975)   $     562,477
                                                            -----------    -------------
                                                            -----------    -------------

Class C
----------------------------------------------------------

Year ended February 29, 2000:
Shares sold...............................................      824,481    $   7,159,778
Shares issued in reinvestment of dividends................       46,492          400,984
Shares reacquired.........................................     (776,182)      (6,687,075)
                                                            -----------    -------------
Net increase in shares outstanding........................       94,791    $     873,687
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 1999:
Shares sold...............................................      737,124    $   6,785,510
Shares issued in connection with the acquisition of
  Prudential Mortgage Income Fund.........................      157,565        1,457,390
Shares issued in reinvestment of dividends................       24,242          221,821
Shares reacquired.........................................     (316,198)      (2,907,003)
                                                            -----------    -------------
Net increase in shares outstanding........................      602,733    $   5,557,718
                                                            -----------    -------------
                                                            -----------    -------------

Class Z
----------------------------------------------------------

Year ended February 29, 2000:
Shares sold...............................................    6,852,261    $  59,455,433
Shares issued in reinvestment of dividends................      749,774        6,458,450
Shares reacquired.........................................   (7,365,536)     (63,772,119)
                                                            -----------    -------------
Net increase in shares outstanding........................      236,499    $   2,141,764
                                                            -----------    -------------
                                                            -----------    -------------
Year ended February 28, 1999:
Shares sold...............................................    7,074,770    $  64,867,892
Shares issued in connection with the acquisition of
  Prudential Mortgage Income Fund.........................       14,932          137,972
Shares issued in reinvestment of dividends................      585,585        5,342,925
Shares reacquired.........................................   (6,169,039)     (56,583,222)
                                                            -----------    -------------
Net increase in shares outstanding........................    1,506,248    $  13,765,567
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Government Income Fund, Inc.
             Financial Highlights

                                                                      Class A
                                                                 -----------------
                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $    8.98
                                                                 -----------------
Income from investment operations
Net investment income                                                     0.55
Net realized and unrealized gain (loss) on investment
transactions                                                             (0.57)
                                                                 -----------------
   Total from investment operations                                      (0.02)
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.55)
                                                                 -----------------
Net asset value, end of year                                         $    8.41
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                         (0.15)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 806,620
Average net assets (000)                                             $ 857,586
Ratios to average net assets:
   Expenses, including distribution fees                                  0.94%
   Expenses, excluding distribution fees                                  0.69%
   Net investment income                                                  6.39%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  68%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
                                     B-69     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                             Year Ended February 28/29,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   9.05             $   8.76             $   9.04             $   8.59
----------------     ----------------     ----------------     ----------------
        0.55                 0.58                 0.60                 0.60
       (0.07)                0.29                (0.28)                0.45
----------------     ----------------     ----------------     ----------------
        0.48                 0.87                 0.32                 1.05
----------------     ----------------     ----------------     ----------------
       (0.55)               (0.58)               (0.60)               (0.60)
----------------     ----------------     ----------------     ----------------
    $   8.98             $   9.05             $   8.76             $   9.04
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        5.40%               10.26%                3.70%               12.41%
    $895,039             $819,536             $860,319             $945,038
    $836,143             $842,431             $884,862             $909,169
        0.84%                0.86%                0.90%                0.91%
        0.68%                0.71%                0.75%                0.76%
        6.05%                6.52%                6.78%                6.65%
         106%                  88%                 107%                 123%

See Notes to Financial Statements    B-70

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class B
                                                                 -----------------
                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    8.99
                                                                 -----------------
Income from investment operations
Net investment income                                                     0.50
Net realized and unrealized gain (loss) on investment
transactions                                                             (0.58)
                                                                 -----------------
   Total from investment operations                                      (0.08)
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.50)
                                                                 -----------------
Net asset value, end of year                                         $    8.41
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                         (0.83)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 193,394
Average net assets (000)                                             $ 262,863
Ratios to average net assets:
   Expenses, including distribution fees                                  1.52%
   Expenses, excluding distribution fees                                  0.69%
   Net investment income                                                  5.77%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
                                     B-71     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                             Year Ended February 28/29,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   9.05             $   8.77             $   9.04             $   8.60
----------------     ----------------     ----------------     ----------------
        0.49                 0.52                 0.54                 0.54
       (0.06)                0.28                (0.27)                0.44
----------------     ----------------     ----------------     ----------------
        0.43                 0.80                 0.27                 0.98
----------------     ----------------     ----------------     ----------------
       (0.49)               (0.52)               (0.54)               (0.54)
----------------     ----------------     ----------------     ----------------
    $   8.99             $   9.05             $   8.77             $   9.04
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.83%                9.40%                3.12%               11.54%
    $343,425             $346,059             $461,988             $641,946
    $322,626             $385,145             $543,796             $647,515
        1.50%                1.53%                1.57%                1.58%
        0.68%                0.71%                0.75%                0.76%
        5.39%                5.85%                6.11%                5.99%

See Notes to Financial Statements    B-72

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class C
                                                                 -----------------
                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $    8.99
                                                                 -----------------
Income from investment operations
Net investment income                                                     0.51
Net realized and unrealized gain (loss) on investment
transactions                                                             (0.58)
                                                                 -----------------
   Total from investment operations                                      (0.07)
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.51)
                                                                 -----------------
Net asset value, end of year                                         $    8.41
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                         (0.76)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $   8,508
Average net assets (000)                                             $   9,014
Ratios to average net assets:
   Expenses, including distribution fees                                  1.44%
   Expenses, excluding distribution fees                                  0.69%
   Net investment income                                                  5.90%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
                                     B-73     See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                             Year Ended February 28/29,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   9.05             $   8.77             $   9.04             $   8.60
----------------     ----------------     ----------------     ----------------
        0.50                 0.53                 0.54                 0.54
       (0.06)                0.28                (0.27)                0.44
----------------     ----------------     ----------------     ----------------
        0.44                 0.81                 0.27                 0.98
----------------     ----------------     ----------------     ----------------
       (0.50)               (0.53)               (0.54)               (0.54)
----------------     ----------------     ----------------     ----------------
    $   8.99             $   9.05             $   8.77             $   9.04
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.91%                9.48%                3.20%               11.63%
    $  8,236             $  2,840             $  2,569             $  1,799
    $  4,878             $  2,523             $  2,440             $    765
        1.43%                1.46%                1.50%                1.51%
        0.68%                0.71%                0.75%                0.76%
        5.50%                5.92%                6.19%                5.99%

See Notes to Financial Statements    B-74

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                                                      Class Z
                                                                 -----------------
                                                                    Year Ended
                                                                 February 29, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    8.97
                                                                 -----------------
Income from investment operations
Net investment income                                                     0.57
Net realized and unrealized gain (loss) on investment
transactions                                                             (0.57)
                                                                 -----------------
   Total from investment operations                                         --
                                                                 -----------------
Less distributions
Dividends from net investment income                                     (0.57)
                                                                 -----------------
Net asset value, end of period                                       $    8.40
                                                                 -----------------
                                                                 -----------------
TOTAL RETURN(a):                                                          0.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $  93,390
Average net assets (000)                                             $  97,811
Ratios to average net assets:
   Expenses, including distribution fees                                  0.69%
   Expenses, excluding distribution fees                                  0.69%
   Net investment income                                                  6.64%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
                                     B-75    See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Financial Highlights Cont'd.

                                        Class Z
----------------------------------------------------------------------------------------
        Year Ended February 28/29,                          March 4, 1999(c)
------------------------------------------                through February 28,
      1999                      1998                              1997
----------------------------------------------------------------------------------
    $   9.04                  $   8.76                          $    9.13
----------------          ----------------                     ----------
        0.57                      0.59                               0.61
       (0.07)                     0.28                              (0.37)
----------------          ----------------                     ----------
        0.50                      0.87                               0.24
----------------          ----------------                     ----------
       (0.57)                    (0.59)                             (0.61)
----------------          ----------------                     ----------
    $   8.97                  $   9.04                          $    8.76
----------------          ----------------                     ----------
----------------          ----------------                     ----------
        5.58%                    10.30%                              3.16%
    $ 97,629                  $ 84,733                          $  73,411
    $ 86,892                  $ 71,425                          $  39,551
        0.68%                     0.71%                              0.75%(b)
        0.68%                     0.71%                              0.75%(b)
        6.22%                     6.67%                              6.76%(b)

See Notes to Financial Statements    B-76

       Prudential Government Income Fund, Inc.
             Report of Independent Accountants
To the Shareholders and Board of Directors of
Prudential Government Income Fund, Inc.
      In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Government Income Fund, Inc. (the 'Fund') at February 29, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying highlights for each of the two periods ended February 28, 1997 were audited by other independent accountants, whose opinion dated April 11, 1997 was unqualified. PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
April 14, 2000
                                     B-77      See Notes to Financial Statements

       Prudential Government Income Fund, Inc.
             Important Notice for Certain Shareholders
      We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 40% of the dividends paid by Prudential Government Income Fund qualify for such deduction.
      For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.
See Notes to Financial Statements    B-78

                    APPENDIX I--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.


                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


VALUE OF $1.00 INVESTED ON
1/1/1926 THROUGH 12/31/1999  SMALL STOCKS  COMMON STOCKS  LONG-TERM BONDS  TREASURY BILLS  INFLATION
1926
1936
1946
1956
1966
1976
1986
1999                            $6,640.79      $2,845.63           $40.22          $15.64      $9.40


Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.


    Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

    Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

    Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).


    IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1989 through 1999. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

YEAR                                 1989   1990   1991   1992   1993   1994   1995   1996   1997   1998   1999
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                             14.4%   8.5%  15.3%   7.2%  10.7%  (3.4)% 18.4%   2.7%   9.6%  10.0%  (2.56)%
-----------------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)                        15.4%  10.7%  15.7%   7.0%   6.8%  (1.6)% 16.8%   5.4%   9.5%   7.0%   1.86%
-----------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                             14.1%   7.1%  18.5%   8.7%  12.2%  (3.9)% 22.3%   3.3%  10.2%   8.6%  (1.96)%
-----------------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                              0.8%  (9.6)% 46.2%  15.8%  17.1%  (1.0)% 19.2%  11.4%  12.8%   1.6%   2.39%
-----------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)                             (3.4)% 15.3%  16.2%   4.8%  15.1%   6.0%  19.6%   4.1%  (4.3)%  5.3%  (5.07)%
-----------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT            18.8%  24.9%  30.9%  11.0%  10.3%   9.9%   5.5%   8.7%  17.1%   8.4%   7.46%


(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).


(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.



(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.


(5)SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-1999)
1926
1936
1946
1956
1966
1976
1986
1996
1999

                                    YEAR-END

-------

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1999. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.



    This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31,1999. It does not represent the performance of any Prudential mutual fund.



           AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
                  (12/31/1985 - 12/31/1999) (IN U.S. DOLLARS)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Sweden       22.70%
Hong Kong    20.37%
Spain        20.11%
Netherland   18.63%
Belgium      18.41%
France       17.69%
USA          17.39%
UK           16.41%
Europe       16.28%
Switzerland  15.58%
Sing/Mlysia  15.07%
Denmark      14.72%
Germany      13.29%
Australia    11.68%
Italy        11.39%
Canada       11.10%
Japan         9.59%
Norway        8.91%
Austria       7.09%

-------

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/99. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

    This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        CAPITAL APPRECIATION     CAPITAL APPRECIATION ONLY
      AND REINVESTING DIVIDENDS
1969
1973
1977
1981
1985
1989
1993
1997
1999                   $474,094                   $159,597

-------

Source: Lipper Inc. Used with permission. All rights reserved. The chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.



                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: 20.7 TRILLION


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada          2.1%
Europe         32.5%
U.S.           49.0%
Pacific Basin  16.4%

-------

Source: Morgan Stanley Capital International, December 31, 1999. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes and does not represent the allocation of any Prudential mutual fund.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION


    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.


DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer-term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION


    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                                     PART C

                               OTHER INFORMATION

ITEM 23. EXHIBITS.


      (a) (1) Articles of Restatement. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 22 to Registration Statement on
           Form N-1A (File No. 2-82976) filed via EDGAR on April 30, 1996.
           (2) Articles Supplementary. Incorporated by reference to Exhibit
           (a)(3) to Post-Effective Amendment No. 27 to the Registration
           Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 14,
           1999.
      (b)  Amended and Restated By-laws of the Registrant.*
      (c)  Instruments defining rights of holders of securities being offered.
           Incorporated by reference to Exhibit 4 to Post-Effective Amendment
           No. 15 to Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 5, 1994.
      (d)  (1) Management Agreement dated as of July 1,1988 between the
           Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-82976) filed via
           EDGAR on May 2, 1997.

           (2) Subadvisory Agreement dated as of July 1,1988 between Prudential
           Mutual Fund Management, Inc. and The Prudential Investment
           Corporation. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 24 to the Registration Statement on Form
           N-1A (File No. 2-82976) filed via EDGAR on May 2, 1997.
           (3) Amendment to Subadvisory Agreement dated as of November 18, 1999, between Prudential Investments Fund Management LLC and The Prudential
           Investment Corporation.*

      (e)  (1) Distribution Agreement dated as of June 1, 1998 with Prudential
           Investment Management Services LLC. Incorporated by reference to
           Exhibit 7(b) to the Registration Statement on Form N-14 (File
           No. 333-64907) filed via EDGAR on October 30, 1998.

           (2) Selected Dealer Agreement. Incorporated by reference to
           Exhibit 7(a) to the Registration Statement on Form N-14 (File No.
           333-64907) filed via EDGAR on October 30, 1998.

      (g)  (1) Revised Custodian Agreement between the Registrant and State
           Street Bank and Trust Company. Incorporated by reference to Exhibit
           8(a) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 2-82976) filed via EDGAR on May 2, 1997.

           (2) Special Custody Agreement among the Registrant, State Street Bank and Trust Company, and Goldman, Sachs & Co. Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 24 to the
           Registration Statement on Form N-1A (File No. 2-82976) filed via
           EDGAR on May 2, 1997.

           (3) Customer Agreement between the Registrant and Goldman, Sachs &
           Co. Incorporated by reference to Exhibit 8(c) to Post-Effective
           Amendment No. 24 to the Registration Statement on Form N-1A (File
           No. 2-82976) filed via EDGAR on May 2, 1997.

           (4) Form of Amendment to Revised Custodian Agreement. Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 19 to the
           Registration Statement on Form N-1A (File No. 2-82976) filed via
           EDGAR on November 3, 1995.
           (5) Amendment to Custodian Contract/Agreement dated as of February 22, 1999 by and between the Registrant and State Street Bank and Trust Company.*

      (h)  (1) Transfer Agency Agreement dated as of January 1, 1988 between the
           Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 24 to the
           Registration Statement on Form N-1A (File No. 2-82976) filed via
           EDGAR on May 2, 1997.
           (2) Amendment to Transfer Agency and Service Agreement dated as of
           August 24, 1999 by and between the Registrant and Prudential Mutual
           Fund Services LLC (successor to Prudential Mutual Fund Services,
           Inc.).*

      (i)  (1) Opinion of Counsel. Incorporated by reference to Exhibit (i) to
           Post-Effective Amendment No. 27 to the Registration Statement on Form
           N-1A (File No. 2-82976) filed via EDGAR on May 14, 1999.
           (2) Consent of Counsel.*

      (j)  Consent of Independent Accountants.*

      (l)  Purchase Agreement. Incorporated by reference to Exhibit 13 to
           Post-Effective Amendment No. 24 to the Registration Statement on Form
           N-1A (File No. 2-82976) filed via EDGAR on May 2, 1997.

      (m) (1) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to the Registration Statement on Form N-14 (File No. 333-64907) filed via
           EDGAR on October 30, 1998.

           (2) Amended and Restated Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit 15(b) to the Registration Statement on Form N-14 (File No. 333-64907) filed via
           EDGAR on October 30, 1998.

           (3) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to the Registration Statement on Form N-14 (File No. 333-64907) filed via
           EDGAR on October 30, 1998.

      (n)  Amended Rule 18f-3 Plan. Incorporated by reference to Exhibit (o) to
           Post-Effective Amendment No. 27 to the Registration Statement on Form
           N-1A (File No. 2-82976) filed via EDGAR on May 14, 1999.

      (p)  (1) Code of Ethics of Registrant.*
           (2) Code of Ethics of The Prudential Investment Corporation,
           Prudential Investments Fund Management LLC and Prudential Investment
           Management Services LLC.*


------------------------
 *Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 25. INDEMNIFICATION.

    As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibit 6 to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

    Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

    (a) Prudential Investments Fund Management LLC (PIFM)

    See "How the Fund is Managed--Manager" in the Prospectus constituting
Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

    The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.


NAME AND ADDRESS            POSITION WITH PIFM                       PRINCIPAL OCCUPATIONS
----------------           --------------------                      ---------------------
David R. Odenath, Jr.      Officer in Charge,    Officer in Charge, President, Chief Executive Officer and
                           President, Chief        Chief Operating Officer, PIFM; Senior Vice President, The
                           Executive Officer       Prudential Insurance Company of America (Prudential)
                           and Chief Operating
                           Officer
Robert F. Gunia            Executive Vice        Executive Vice President and Chief Administrative Officer,
                           President and Chief     PIFM; Vice President, Prudential; President, Prudential
                           Administrative          Investment Management Services LLC (PIMS)
                           Officer
William V. Healey          Executive Vice        Executive Vice President, Chief Legal Officer and Secretary,
                           President, Chief        PIFM; Vice President and Associate General Counsel,
                           Legal Officer and       Prudential; Senior Vice President, Chief Legal Officer and
                           Secretary               Secretary, PIMS
Brian W. Henderson         Executive Vice        Executive Vice President, PIFM; Senior Vice President and
                           President               Chief Operating Officer, PIMS
Stephen Pelletier          Executive Vice        Executive Vice President, PIFM
                           President
Judy A. Rice               Executive Vice        Executive Vice President, PIFM
                           President
Lynn M. Waldvogel          Executive Vice        Executive Vice President, PIFM
                           President


    (b) The Prudential Investment Corporation (PIC)

    See "How the Fund is Managed--Manager" in the Prospectus constituting
Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07101.



NAME AND ADDRESS            POSITION WITH PIC                        PRINCIPAL OCCUPATIONS
----------------           --------------------                      ---------------------
Jeffrey Hiller             Chief Compliance      Chief Compliance Officer, Prudential Global Asset Management
                           Officer
John R. Strangfeld, Jr.    Chairman of the       President of Prudential Global Asset Management Group of
                           Board, President,       Prudential; Senior Vice President, Prudential; Chairman of
                           Chief Executive         the Board, President, Chief Executive Officer and Director,
                           Officer and Director    PIC
Bernard Winograd           Senior Vice           Chief Executive Officer, Prudential Real Estate Investors;
                           President and           Senior Vice President and Director, PIC
                           Director


ITEM 27. PRINCIPAL UNDERWRITERS.

    (a) Prudential Investment Management Services LLC (PIMS)


    PIMS is distributor for the following open-end management companies: Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genisis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential National Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc., Strategic Partners Series Target Funds and The Target Portfolio Trust.



    PIMS is also distributor of the following unit investment trusts: Separate
Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


    (b) Information concerning the directors and officers of PIMS is set forth below.


                                      POSITIONS AND                                                POSITIONS AND
                                      OFFICES WITH                                                 OFFICES WITH
NAME(1)                               UNDERWRITER                                                  REGISTRANT
-------                               -------------                                                -------------
Margaret Deverell...................  Vice President and Chief Financial Officer                   None
Robert F. Gunia.....................  President                                                    Vice President and Director
Kevin Frawley.......................  Senior Vice President and Compliance Officer                 None
  213 Washington Street
  Newark, NJ 07102
William V. Healey...................  Senior Vice President, Secretary and Chief Legal Officer     None
Brian W. Henderson..................  Senior Vice President and Officer                            None
John R. Strangfeld, Jr..............  Advisory Board Member                                        President and Director


------------------------

(1) The address of each person named is 751 Broad Street, Newark NJ 07102-4077 unless otherwise indicated.

    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


    All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by
Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and
Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of
Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29. MANAGEMENT SERVICES.


    Other than as set forth under the captions "How the Fund is Managed--Manager," "--Investment Adviser" and "--Distributor" in the Prospectus and the captions "Investment Advisory and Other Services--Manager and Investment Adviser" and "--Principal Underwriter, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS.

    Registrant makes the following undertaking:

    (a) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 28 to the Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 28 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 28 day of April, 2000.


                                          PRUDENTIAL GOVERNMENT INCOME FUND,
                                          INC.


                                          /s/ John R. Strangfeld, Jr.
              ------------------------------------------------------------------



                                          JOHN R. STRANGFELD, JR., PRESIDENT



    Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 28 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



                  SIGNATURE                                   TITLE                         DATE
                  ---------                                   -----                         ----
/s/ Eugene C. Dorsey                           Director                                  April 28, 2000
------------------------------------
  EUGENE C. DORSEY

/s/ Delayne Dedrick Gold                       Director                                  April 28, 2000
------------------------------------
  DELAYNE DEDRICK GOLD

/s/ Robert F. Gunia                            Vice President and Director               April 28, 2000
------------------------------------
  ROBERT F. GUNIA

/s/ Thomas T. Mooney                           Director                                  April 28, 2000
------------------------------------
  THOMAS T. MOONEY

/s/ Stephen P. Munn                            Director                                  April 28, 2000
------------------------------------
  STEPHEN P. MUNN

/s/ David R. Odenath, Jr.                      Vice President and Director               April 28, 2000
------------------------------------
  DAVID R. ODENATH, JR.

/s/ Richard A. Redeker                         Director                                  April 28, 2000
------------------------------------
  RICHARD A. REDEKER

/s/ John R. Strangfeld, Jr.                    President and Director                    April 28, 2000
------------------------------------
  JOHN R. STRANGFELD, JR.

/s/ Nancy Hays Teeters                         Director                                  April 28, 2000
------------------------------------
  NANCY HAYS TEETERS

/s/ Louis A. Weil, III                         Director                                  April 28, 2000
------------------------------------
  LOUIS A. WEIL, III

/s/ Grace C. Torres                            Treasurer and Principal Financial         April 28, 2000
------------------------------------           and Accounting Officer
  GRACE C. TORRES

                                 EXHIBIT INDEX


   (b)      Amended and Restated By-Laws of the Registrant.

   (d)(3) Amendment to Subadvisory Agreement dated as of November 18, 1999, between Prudential Investments Fund Management LLC and The
            Prudential Investment Corporation.

   (g)(5) Amendment to Custodian Contract/Agreement dated as of February 22, 1999 by and between the Registrant and State Street
            Bank and Trust Company.

   (h)(2)   Amendment to Transfer Agency and Service Agreement dated as of
            August 24, 1999 by and between the Registrant and Prudential
            Mutual Fund Services LLC (successor to Prudential Mutual Fund
            Services, Inc.).

   (i)(2)   Consent of Counsel.

   (j)      Consent of Independent Accountants.

   (p)(1)   Code of Ethics of Registrant.

     (2)    Code of Ethics of The Prudential Investment Corporation,
            Prudential Investments Fund Management LLC and Prudential
            Investment Management Services LLC.
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